Exhibit 4.1

SYNCHRONY CARD ISSUANCE TRUST

as Issuer

and

THE BANK OF NEW YORK MELLON

as Indenture Trustee

SYNCHRONYSERIES INDENTURE SUPPLEMENT

dated as of September 26, 2018

to

AMENDED AND RESTATED MASTER INDENTURE

dated as of May 1, 2018

TABLE OF CONTENTS

ARTICLE I	DEFINITIONS AND INTERPRETIVE MATTERS	1

Section 1.01	Definitions and Interpretive Matters	1

ARTICLE II	THE SYNCHRONYSERIES NOTES	19

Section 2.01	Creation and Designation	19

Section 2.02	New Issuances of SynchronySeries Notes	19

Section 2.03	Required Collateral Amount Condition to Issuance of a Tranche of SynchronySeries Notes	20

Section 2.04	Reports	20

ARTICLE III	ALLOCATIONS, DEPOSITS AND PAYMENTS	21

Section 3.01	Allocations of Finance Charge Collections, the Default Amount and Daily Servicing Fee to the SynchronySeries Notes	21

Section 3.02	Application of SynchronySeries Available Finance Charge Collections	21

Section 3.03	Targeted Deposits to the Interest Funding Account	22

Section 3.04	Allocations of SynchronySeries Available Finance Charge Collections to the Interest Funding Account and to the Interest Funding Sub-Accounts	23

Section 3.05	Amounts to be Treated as SynchronySeries Available Finance Charge Collections; Payments Received from Derivative Counterparties for Interest in a Foreign Currency; Other Deposits to the Interest Funding Sub-Accounts	24

Section 3.06	Allocations of Reductions from Investor Charge-Offs	25

Section 3.07	Allocations of Reimbursements of Nominal Liquidation Amount Deficits	26

Section 3.08	Allocations of Principal Collections to the SynchronySeries Notes	27

Section 3.09	Application of SynchronySeries Available Principal Collections	27

Section 3.10	Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes and SynchronySeries Subordinated Transferor Amount from Reallocations of SynchronySeries Available Principal Collections	29

Section 3.11	Targeted Deposits of SynchronySeries Available Principal Collections to the Note Retirement Sub-Accounts and the Principal Funding Sub-Accounts	31

Section 3.12	Allocations among Principal Funding Sub-Accounts and Note Retirement Sub-Accounts	32

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Section 3.13	Amounts to be Treated as SynchronySeries Available Principal Collections; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts	34

Section 3.14	Withdrawals from Interest Funding Account	34

Section 3.15	Withdrawals from Principal Funding Account and Note Retirement Account	36

Section 3.16	Limit on Deposits to the Principal Funding Sub-Account of Subordinated Classes of SynchronySeries Notes; Limit on Repayments of all Tranches	37

Section 3.17	Calculation of SynchronySeries Subordinated Transferor Amount	38

Section 3.18	Calculation of Nominal Liquidation Amount	39

Section 3.19	Netting of Deposits and Payments	40

Section 3.20	Pro Rata Payments within a Tranche	40

Section 3.21	Sale of Collateral for Notes that are Accelerated or Reach Legal Maturity	40

Section 3.22	Calculation of Prefunding Target Amount	42

Section 3.23	Targeted Deposits to the Class D Reserve Account	43

Section 3.24	Withdrawals from the Class D Reserve Account	43

Section 3.25	Computation of Interest	44

Section 3.26	Shared Excess Available Finance Charge Collections	44

Section 3.27	Shared Excess Available Principal Collections	45

Section 3.28	Accumulation Reserve Account	45

Section 3.29	Final Payment	45

Section 3.30	Distributions After Repudiation and Payment of Damages by FDIC	46

ARTICLE IV	EARLY AMORTIZATION OF NOTES	47

Section 4.01	Early Amortization Events	47

ARTICLE V	SERIES ACCOUNTS AND INVESTMENTS	49

Section 5.01	Series Accounts	49

ARTICLE VI	MISCELLANEOUS PROVISIONS	51

Section 6.01	Governing Law	51

Section 6.02	Counterparts	52

Section 6.03	Ratification of Indenture	52

Section 6.04	Limitation of Liability of the Trustee	52

Section 6.05	Indenture Trustee	53

Section 6.06	Notice Address for Rating Agencies	53

Section 6.07	Tax	53

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EXHIBITS

EXHIBIT A-1	FORM OF CLASS A NOTE

EXHIBIT A-2	FORM OF CLASS B NOTE

EXHIBIT A-3	FORM OF CLASS C NOTE

EXHIBIT A-4	FORM OF CLASS D NOTE

EXHIBIT B	FORM OF SYNCHRONYSERIES MONTHLY NOTEHOLDERS’ STATEMENT

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This SYNCHRONYSERIES INDENTURE SUPPLEMENT, dated as of September 26, 2018 (this “Indenture Supplement”), between SYNCHRONY CARD ISSUANCE TRUST, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), and THE BANK OF NEW YORK MELLON, a New York state-chartered bank, not in its individual capacity but in its capacity as Indenture Trustee (the “Indenture Trustee”) under the Amended and Restated Master Indenture, dated as of May 1, 2018 (the “Indenture”), between the Issuer and the Indenture Trustee.

Pursuant to Section 3.01 of the Indenture, the Issuer desires to establish a Series of Notes having the terms and conditions set forth in this Indenture Supplement.

ARTICLE I

DEFINITIONS AND INTERPRETIVE MATTERS

Section 1.01         Definitions and Interpretive Matters. For all purposes of this Indenture Supplement, except as otherwise expressly provided or unless the context otherwise requires:

(a)          All terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Indenture. This Indenture Supplement shall be interpreted in accordance with the conventions set forth in Sections 1.01(a) through (g) of the Indenture.

(b)          All terms defined in this Indenture Supplement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)          In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in a Terms Document, the terms and provisions of the Terms Document shall be controlling with respect to the related Tranche of Notes.

(d)          Each capitalized term defined herein shall relate only to the SynchronySeries Notes and no other Series of Notes issued by the Issuer.

(e)          Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms and phrases are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and the neuter genders of such terms:

“Accumulation Commencement Date” means, for any Tranche of SynchronySeries Notes, the date specified in the applicable Terms Document for such Tranche of SynchronySeries Notes, or if the Accumulation Commencement Date for any Tranche is not specified in the applicable Terms Document, the first calendar day of the month that is twelve (12) whole calendar months prior to the Scheduled Principal Payment Date for such Tranche of SynchronySeries Notes; provided, however, that, if the Accumulation Period Length for such Tranche of SynchronySeries Notes is more or less than the Initial Accumulation Period Length, the Accumulation Commencement Date will be the first calendar day of the month that is the number of whole Monthly Periods prior to such Scheduled Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of whole Monthly Periods during the period from the Accumulation Commencement Date to and including the Monthly Period prior to such Scheduled Principal Payment Date will at least equal the Accumulation Period Length.

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“Accumulation Period Length” means, with respect to any Tranche of SynchronySeries Notes, the number of months not less than the number of whole calendar months reasonably expected by the Servicer to be necessary to accumulate from SynchronySeries Available Principal Collections an amount equal to the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes for distribution on the applicable Scheduled Principal Payment Date; provided, however, that the Accumulation Period Length will not be determined to be less than one whole calendar month.

“Accumulation Reserve Account” means the Series Account designated as such and established pursuant to Section 5.01(a).

“Accumulation Reserve Account Available Amount” means, for any Transfer Date, the lesser of (a) the amount on deposit in the Accumulation Reserve Account (after taking into account any Accumulation Reserve Account Earnings retained in the Accumulation Reserve Account pursuant to Section 3.28(a) on such date, but before giving effect to any deposit made or to be made pursuant to clause (e) of Section 3.02 to the Accumulation Reserve Account on such date) and (b) the Accumulation Reserve Account Required Amount.

“Accumulation Reserve Account Earnings” means, with respect to any Monthly Period, the investment earnings on funds in the Accumulation Reserve Account (net of investment expenses and losses) for the period from and including the Transfer Date in such Monthly Period to but excluding the Transfer Date in the immediately succeeding Monthly Period.

“Accumulation Reserve Account Funding Date” means, with respect to any Tranche of SynchronySeries Notes with an Accumulation Commencement Date, the Transfer Date selected by the Servicer on behalf of the Issuer which occurs not later than the Transfer Date following the Monthly Period which commences three months prior to the Accumulation Commencement Date (which commencement shall be subject to postponement pursuant to Section 3.11(b)(ii)).

“Accumulation Reserve Account Required Amount” means, the aggregate amount for all Tranches of SynchronySeries Notes, for any Transfer Date on or after the Accumulation Reserve Account Funding Date for each such Tranche of SynchronySeries Notes and prior to the Transfer Date preceding the first Principal Payment Date for each such Tranche, equal to (a) 0.50% of the Outstanding Dollar Principal Amount of such Tranche of SynchronySeries Notes or (b) any other amount designated by the Servicer; provided, however, that if such designation is of a lesser amount, the Servicer shall provide the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied with respect to such designation; provided, further, however, that at any time during which the Accumulation Period Length is equal to one month, the Accumulation Reserve Account Required Amount shall be equal to $0.00; and provided, further, however, that any time that the average of the Excess Spread Percentages (calculated without regard to any withdrawal of funds from the Accumulation Reserve Account) for the three consecutive Monthly Periods preceding (and excluding) the Monthly Period immediately prior to such Transfer Date would be greater than 5.00%, the Accumulation Reserve Account Required Amount shall be equal to $0.00.

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“Accumulation Reserve Account Surplus” means, as of any Transfer Date following the Accumulation Reserve Account Funding Date, the amount, if any, by which the Accumulation Reserve Account Available Amount exceeds the Accumulation Reserve Account Required Amount, after giving effect to all deposits to and withdrawals from the Accumulation Reserve Account to occur on or prior to such Transfer Date.

“Allocation Percentage” means, with respect to the SynchronySeries, for any Monthly Period, (a) with respect to Finance Charge Collections, the Default Amount and the Daily Servicing Fee or Monthly Servicing Fee, as applicable, the SynchronySeries Floating Allocation Percentage and (b) with respect to Principal Collections, the SynchronySeries Principal Allocation Percentage.

“Amortization Period” means, with respect to any Tranche of SynchronySeries Notes, each Monthly Period with respect to which a deposit is required to be made into the Principal Funding Sub-Account or Note Retirement Sub-Account of such Tranche of SynchronySeries Notes pursuant to clause (f) of Section 3.09 and Section 3.11.

“Base Rate” means, with respect to any Monthly Period, the annualized percentage (based on a 30-day month and a 360-day year) equivalent of a fraction, the numerator of which is equal to the sum of (a) the targeted amount to be deposited in the Interest Funding Account with respect to such Monthly Period pursuant to clause (b) of Section 3.02 and (b) the SynchronySeries Monthly Servicing Fee for such Monthly Period, and the denominator of which is the daily average (for each day during such Monthly Period) of the sum of (i) the numerator used in the calculation of the SynchronySeries Floating Allocation Percentage for such day and (ii) the amounts on deposit in the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for all Tranches of SynchronySeries Notes.

“Class” means the Class A Notes, the Class B Notes, the Class C Notes or Class D Notes, as applicable.

“Class A Note” means a SynchronySeries Note specified in the applicable Terms Document as belonging to Class A, substantially in the form of Exhibit A-1, or in such form specified in the applicable Terms Document.

“Class A Reallocated Amount” has the meaning specified in clause (b) of Section 3.09.

“Class A Required Subordinated Amount” means an amount equal to (a) the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Class A Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 74.00%, minus (b) the aggregate Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes.

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“Class B Note” means a SynchronySeries Note specified in the applicable Terms Document as belonging to Class B, substantially in the form of Exhibit A-2, or in such form specified in the applicable Terms Document.

“Class B Reallocated Amount” has the meaning specified in clause (c) of Section 3.09.

“Class B Required Subordinated Amount” means an amount equal to (a) the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes and Class B Notes; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes or Class B Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 80.00%, minus (b) the aggregate Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes and Class B Notes.

“Class C Note” means a SynchronySeries Note specified in the applicable Terms Document as belonging to Class C, substantially in the form of Exhibit A-3, or in such form specified in the applicable Terms Document.

“Class C Reallocated Amount” has the meaning specified in clause (d) of Section 3.09.

“Class C Required Subordinated Amount” means an amount equal to (a) the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes and Class C Notes; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, Class B Notes or Class C Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 86.00%, minus (b) the aggregate Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes and Class C Notes.

“Class D Note” means a SynchronySeries Note specified in the applicable Terms Document as belonging to Class D, substantially in the form of Exhibit A-4, or in such form specified in the applicable Terms Document.

“Class D Reallocated Amount” has the meaning specified in clause (e) of Section 3.09.

“Class D Required Subordinated Amount” means an amount equal to (a) the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes, Class C Notes and Class D Notes; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, Class B Notes, Class C Notes or Class D Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 95.00%, minus (b) the aggregate Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes, Class C Notes and Class D Notes.

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“Class D Reserve Account” means the Series Account designated as such and established pursuant to Section 5.01(a).

“Class D Reserve Sub-Account” means, with respect to a Tranche of Class D Notes, a Sub-Account to the Class D Reserve Account established pursuant to Section 5.01(a).

“Collateral Amount” means, as of any date of determination, the sum of (a) the SynchronySeries Subordinated Transferor Amount on such date, plus (b) the Nominal Liquidation Amount of all SynchronySeries Notes on such date.

“Controlled Accumulation Amount” means, with respect to any Monthly Period for any Tranche of SynchronySeries Notes, the amount specified in the applicable Terms Document for such Tranche of SynchronySeries Notes, or if the Controlled Accumulation Amount for any Tranche is not specified in the applicable Terms Document, the Controlled Accumulation Amount for such Tranche of SynchronySeries Notes will be equal to (a) the Initial Dollar Principal Amount of such Tranche of SynchronySeries Notes, divided by (b) 12; provided, however, that if the Accumulation Period Length with respect to such Tranche is determined to be more or less than twelve (12) months pursuant to Section 3.11(b)(ii), the Controlled Accumulation Amount for such Tranche of SynchronySeries Notes will be equal to (a) the Initial Dollar Principal Amount of such Tranche of SynchronySeries Notes, divided by (b) the Accumulation Period Length; provided, further, that the Controlled Accumulation Amount for any Tranche of SynchronySeries Notes for any Monthly Period shall not exceed the Outstanding Dollar Principal Amount of such Tranche of SynchronySeries Notes, minus the amount on deposit in the Principal Funding Sub-Account for such Tranche.

“Daily Servicing Fee” has the meaning specified in the Servicing Agreement.

“Derivative Counterparty” has the meaning specified in the Indenture or, with respect to any Class or Tranche of SynchronySeries Notes, means the entity identified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes.

“Early Amortization Event” means, with respect to a Class or Tranche of SynchronySeries Notes, Early Amortization Events specified in Section 6.03 of the Indenture, and Early Amortization Events specified for such Class or Tranche of SynchronySeries Notes in Section 4.01 hereof.

“Excess Spread Percentage” means, with respect to the SynchronySeries Notes, for any Monthly Period beginning with the October 2018 Monthly Period, the amount, if any, by which the Portfolio Yield for such Monthly Period exceeds the Base Rate for such Monthly Period.

“Indenture” has the meaning specified in the Preamble.

“Indenture Supplement” has the meaning specific in the Preamble.

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“Initial Accumulation Period Length” means, for any Tranche of SynchronySeries Notes, (i) if the Accumulation Commencement Date for such Tranche of SynchronySeries Notes is specified in the applicable Terms Document for such Tranche of SynchronySeries Notes, the number of whole Monthly Periods in the period commencing on the Accumulation Commencement Date specified in the applicable Terms Document and ending on the Scheduled Principal Payment Date for such Tranche of SynchronySeries Notes, or (ii) if the Accumulation Commencement Date for such Tranche is not specified in the applicable Terms Document, twelve (12) Monthly Periods.

“Interest Funding Account” means the Series Account designated as such and established pursuant to Section 5.01(a).

“Interest Funding Sub-Account” means each Sub-Account to the Interest Funding Account established pursuant to Section 5.01(a).

“Interest Funding Sub-Account Earnings” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes and the related Interest Funding Sub-Account, the investment earnings on funds in such Interest Funding Sub-Account (net of investment expenses and losses) for the period from and including the Transfer Date in such Monthly Period to but excluding the Transfer Date in the immediately succeeding Monthly Period.

“Interest Payment Date” has, with respect to any Class or Tranche of SynchronySeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes.

“Investor Charge-Off” means, with respect to each Monthly Period, the aggregate amount, if any, by which (a) the SynchronySeries Default Amount, if any, for such Monthly Period exceeds (b) the result of (i) the sum of (x) the SynchronySeries Daily Finance Charge Allocations for all Dates of Processing during such Monthly Period, plus (y) the amount of Shared Excess Available Finance Charge Collections that would have been allocated to the SynchronySeries Notes pursuant to Section 3.26 for such Monthly Period if all Noteholder Allocated Collections for such Monthly Period had been deposited into the Collection Account and remained on deposit on the related Transfer Date, plus (z) any amounts to be treated as SynchronySeries Available Finance Charge Collections pursuant to Sections 3.05(a) and 3.21(e) for such Monthly Period, minus (ii) the sum of (x) the SynchronySeries Monthly Servicing Fee for such Monthly Period, plus (y) the targeted deposit to the Interest Funding Account pursuant to Section 3.03 on the related Transfer Date.

“Issuance Proceeds” means, with respect to any Class or Tranche of SynchronySeries Notes, the proceeds of the sale of SynchronySeries Notes with respect to such Class or Tranche pursuant to the Indenture.

“Legal Maturity Date” has, with respect to any Class or Tranche of SynchronySeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes.

“Maximum Delinquency Percentage” means, with respect to any Class or Tranche of SynchronySeries Notes, the percentage specified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes.

“Minimum Free Equity Percentage” means 5.0% or such other percentage as shall be designated from time to time by the Servicer; provided, however, that prior to designating any lesser percentage, the Rating Agency Condition shall have been satisfied with respect to such designation.

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“Monthly Interest Accrual Date” means, with respect to any Class or Tranche of SynchronySeries Notes:

(a)          each Interest Payment Date for such Class or Tranche of SynchronySeries Notes, and

(b)          for any Monthly Period in which no Interest Payment Date occurs for such Class or Tranche of SynchronySeries Notes, the date in such Monthly Period corresponding numerically to the next Interest Payment Date for such Class or Tranche of SynchronySeries Notes (or, if such Interest Payment Date is later than it otherwise would be because such Interest Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corresponding numerically to the date on which the Interest Payment Date would have fallen had it been a Business Day for such Class or Tranche of SynchronySeries Notes), or as otherwise specified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes; provided, however, that:

(i)          for the Monthly Period in which a Class or Tranche of SynchronySeries Notes is issued, the date of issuance of such Class or Tranche of SynchronySeries Notes will be the first Monthly Interest Accrual Date for such Monthly Period for such Class or Tranche of SynchronySeries Notes,

(ii)         any date on which proceeds from a sale of Collateral following an Event of Default and acceleration of any Class or Tranche of SynchronySeries Notes are deposited into the Interest Funding Sub-Account for such Class or Tranche of SynchronySeries Notes will be a Monthly Interest Accrual Date for such Class or Tranche of SynchronySeries Notes,

(iii)        if there is no numerically corresponding date in such Monthly Period, then the Monthly Interest Accrual Date will be the last Business Day of such Monthly Period, and

(iv)        if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Interest Accrual Date will be the next following Business Day (unless such Business Day would fall in the following Monthly Period in which case the Monthly Interest Accrual Date will be the last Business Day of such earlier Monthly Period).

“Monthly Principal Accrual Date” means, with respect to any Class or Tranche of SynchronySeries Notes:

(a)          for any Monthly Period in which a Scheduled Principal Payment Date for such Class or Tranche of SynchronySeries Note occurs, such Scheduled Principal Payment Date, and

(b)          for any Monthly Period in which no Scheduled Principal Payment Date occurs for such Class or Tranche of SynchronySeries Notes, the date in such Monthly Period corresponding numerically to the Scheduled Principal Payment Date (or, if the Scheduled Principal Payment Date is later than it otherwise would be because the Scheduled Principal Payment Date would have fallen on a day that is not a Business Day, the date in such Monthly Period corresponding numerically to the date on which the Scheduled Principal Payment Date would have fallen had it been a Business Day for such Class or Tranche of SynchronySeries Notes); provided, however, that:

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(i)          any date on which Prefunding Excess Amounts are released from any Note Retirement Account or applicable Note Retirement Sub-Account on or after the Scheduled Principal Payment Date for such Class or Tranche of SynchronySeries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of SynchronySeries Notes,

(ii)         any date on which proceeds from a sale of Collateral following an Event of Default and acceleration of any Class or Tranche of SynchronySeries Notes are deposited into the Principal Funding Account or applicable Principal Funding Sub-Account for such Class or Tranche of SynchronySeries Notes will be a Monthly Principal Accrual Date for such Class or Tranche of SynchronySeries Notes,

(iii)        if there is no numerically corresponding date in such Monthly Period, then the Monthly Principal Accrual Date will be the last Business Day of such Monthly Period, and

(iv)        if such numerically corresponding date in such Monthly Period is not a Business Day, the Monthly Principal Accrual Date will be the next following Business Day (unless such Business Day would fall in the following month in which case the Monthly Principal Accrual Date will be the last Business Day of such earlier Monthly Period).

“Monthly Servicing Fee” has the meaning specified in the Servicing Agreement.

“Nominal Liquidation Amount” means, with respect to any Tranche of SynchronySeries Notes, the amount calculated pursuant to Section 3.18. The Nominal Liquidation Amount of a Class of SynchronySeries Notes will be the sum of the Nominal Liquidation Amounts of all the Tranches of SynchronySeries Notes of such Class. The Nominal Liquidation Amount of the SynchronySeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of SynchronySeries Notes.

“Nominal Liquidation Amount Deficit” means, with respect to any Tranche of SynchronySeries Notes, the excess of the Adjusted Outstanding Dollar Principal Amount of such Tranche over the Nominal Liquidation Amount of such Tranche.

“Note Retirement Account” means the Series Account designated as such and established pursuant to Section 5.01(a).

“Note Retirement Sub-Account” means each Sub-Account to the Note Retirement Account established pursuant to Section 5.01(a).

“Note Retirement Sub-Account Earnings” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes, the sum of the investment earnings on funds in the applicable Note Retirement Sub-Account for such Tranche of Notes (net of investment expenses and losses), for the applicable Note Retirement Sub-Account Earnings Accrual Period.

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“Note Retirement Sub-Account Earnings Accrual Period” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes, beginning with the date the balance in the applicable Note Retirement Sub-Account for such Tranche of SynchronySeries Notes exceeds zero and continuing for so long as there is a positive balance in the applicable Note Retirement Sub-Account for such Tranche of SynchronySeries Notes, the period from and including the Transfer Date in such Monthly Period to but excluding the Transfer Date in the immediately succeeding Monthly Period.

“Payment Instruction Notice” shall mean a written direction from the Servicer to the Indenture Trustee with respect to the deposit of funds to, and withdrawal of funds from, each Trust Account, including applicable wire instructions for the application of such funds, in such form as shall be agreed to by the Servicer and the Indenture Trustee.

“Performing” means, with respect to any Derivative Agreement, no payment default or repudiation of performance by a Derivative Counterparty has occurred, and such Derivative Agreement has not been terminated.

“Portfolio Yield” means, for any Monthly Period, the annualized percentage (based on a 30-day month and a 360-day year) equivalent of a fraction:

(1)         the numerator of which is equal to the result of:

(a)          the sum of the SynchronySeries Daily Finance Charge Allocations for all Dates of Processing during such Monthly Period; plus

(b)          any amounts to be treated as SynchronySeries Available Finance Charge Collections pursuant to Sections 3.05(a) and 3.21(e); plus

(c)          any amounts to be included in Portfolio Yield pursuant to any Terms Document; minus

(d)          the SynchronySeries Default Amount for such Monthly Period; and

(2)         the denominator of which is the daily average (for each day during such Monthly Period) of the sum of (i) the numerator used in the calculation of the SynchronySeries Floating Allocation Percentage for such day and (ii) the amounts on deposit in the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for all Tranches of SynchronySeries Notes.

“Prefunding Excess Amount” means, with respect to any Tranche of a Senior Class of SynchronySeries Notes for any date, after giving effect to all issuances, allocations, deposits and payments with respect to that date, the aggregate amount on deposit in the Note Retirement Sub-Account of such Tranche that is in excess of the aggregate amount targeted to be on deposit in such Note Retirement Sub-Account pursuant to Section 3.11.

“Prefunding Target Amount” means, with respect to the Class A Notes, the Class B Notes and the Class C Notes, the amount calculated pursuant to Section 3.22.

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“Principal Funding Account” means the Series Account designated as such and established pursuant to Section 5.01(a).

“Principal Funding Sub-Account” means each Sub-Account to the Principal Funding Account established pursuant to Section 5.01(a).

“Principal Funding Sub-Account Earnings” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes, the investment earnings on funds in the applicable Principal Funding Sub-Account for such Tranche (net of investment expenses and losses), for the applicable Principal Funding Sub-Account Earnings Accrual Period.

“Principal Funding Sub-Account Earnings Accrual Period” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes, beginning with the date the balance in the applicable Principal Funding Sub-Account for such Tranche exceeds zero and continuing for so long as there is a positive balance in the applicable Principal Funding Sub-Account for such Tranche of SynchronySeries Notes, the period from and including the Transfer Date in such Monthly Period to but excluding the Transfer Date in the immediately succeeding Monthly Period.

“Principal Funding Sub-Account Earnings Shortfall” means, with respect to any Tranche of SynchronySeries Notes and any Monthly Period for which funds were on deposit in the Principal Funding Sub-Account for such Tranche of Notes on the first day of such Monthly Period, (a) the Principal Funding Sub-Account Earnings Target for such Tranche of SynchronySeries Notes for such Monthly Period, minus (b) the Principal Funding Sub-Account Earnings for such Monthly Period; provided, however, in no event shall the Principal Funding Sub-Account Earnings Shortfall be less than zero.

“Principal Funding Sub-Account Earnings Target” means, with respect to any Monthly Period and any Tranche of SynchronySeries Notes and the applicable Principal Funding Sub-Account, the Dollar amount of interest that would have accrued on funds in such Principal Funding Sub-Account for the applicable Principal Funding Sub-Account Earnings Accrual Period for such Tranche if it had borne interest at the following rates:

(a)          in the case of a Tranche of SynchronySeries Dollar Notes that is an Interest-bearing Note with no Derivative Agreement for interest, at the rate of interest applicable to such Tranche for the applicable Principal Funding Sub-Account Earnings Accrual Period;

(b)          in the case of a Tranche of SynchronySeries Notes with a Performing Derivative Agreement for interest, at the rate at which payments by the Issuer to the applicable Derivative Counterparty accrue (prior to the netting of such payments, if applicable) for the applicable Principal Funding Sub-Account Earnings Accrual Period; and

(c)          in the case of a Tranche of SynchronySeries Notes with a non-Performing Derivative Agreement for interest, at the rate specified in the related Terms Document for the applicable Principal Funding Sub-Account Earnings Accrual Period.

More than one of the aforementioned rates of interest may be applicable to amounts on deposit in a Principal Funding Sub-Account for a Tranche of SynchronySeries Notes.

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“Rating Agency” means, as of any date and with respect to any Tranche of the SynchronySeries Notes, the nationally recognized statistical rating organizations that have been requested by the Transferor to provide ratings of such Tranche and that are rating such Tranche on such date.

“Rating Agency Condition” means, with respect to the SynchronySeries and any action, unless otherwise defined in the related Terms Document for any Tranche, ten (10) days’ prior written notice (or, if ten (10) days’ advance notice is impracticable, as much advance notice as is practicable) is delivered electronically to each applicable Rating Agency; provided that, with respect to any Tranche of Notes rated by Moody’s, if any, and the actions described in the definition of “Required Excess Spread Percentage” herein, Section 3.10(b) of the Indenture (to the extent such usage relates to changes to the Required Subordinated Amount, or the method of computing the Required Subordinated Amount), Schedule I of the Indenture, Section 2.6(c)(iii) of the Transfer Agreement, the definition of “Eligible Servicer” in the Servicing Agreement and any decrease of the “Minimum Free Equity Amount” made pursuant to Section 9.01 the Indenture, “Rating Agency Condition” shall mean that Moody’s shall have notified the Issuer in writing that such action shall not result in a reduction or withdrawal of any rating, if any, of any Outstanding Class or Tranche of SynchronySeries Notes, so long as Moody’s has not notified the Issuer or otherwise made public statements that it, as a policy matter, will not provide written confirmation of its ratings.

“Required Collateral Amount” means, as of any date of determination, an amount (rounded to the second decimal place) equal to the greatest of:

(a)          the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes on such date; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Class A Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 74.00%;

(b)          the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes and Class B Notes on such date; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes or Class B Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 80.00%;

(c)          the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes and Class C Notes on such date; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, Class B Notes or Class C Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 86.00%; and

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(d)          the result of (i) the aggregate of the Adjusted Outstanding Dollar Principal Amounts of all Tranches of Class A Notes, Class B Notes, Class C Notes and Class D Notes on such date; provided that if an Early Amortization Event has occurred with respect to any Tranche of Class A Notes, Class B Notes, Class C Notes or Class D Notes, the Adjusted Outstanding Dollar Principal Amount of such Tranche of Notes used for such calculation shall be determined as of the close of business on the day preceding the occurrence of the Early Amortization Event, divided by (ii) 95.00%.

“Required Deposit Amount” means, with respect to the SynchronySeries Notes for any Monthly Period, the sum of (a) the Required Finance Charge Deposit Amount for such Monthly Period as most recently determined, and (b) the Required Principal Deposit Amount for such Monthly Period as most recently determined.

“Required Excess Spread Percentage” means 0%; provided, however, that the Issuer may, from time to time, change such percentage (which will never be less than zero) (a) upon written notice to the Indenture Trustee, (b) upon satisfaction of the Rating Agency Condition with respect to such change and (c) provided the Issuing Entity reasonably believes, as evidenced by an Officer’s Certificate delivered to the Indenture Trustee, that such change will not have an Adverse Effect.

“Required Finance Charge Deposit Amount” means, with respect to the SynchronySeries Notes for any Monthly Period, the sum of (a) the targeted deposit to the Interest Funding Account pursuant to Section 3.03 for the related Transfer Date, (b) the amounts, if any, described in clauses (d) through (f) of Section 3.02 for the related Transfer Date, (c) if (i) on the first day of such Monthly Period, an Asset Deficiency exists after giving effect to all transfers and deposits on such day, (ii) on the first day of such Monthly Period, the Trust Principal Balance is less than 103% of the sum of the Required Collateral Amounts for all Series of Notes plus the Minimum Free Equity Amount after giving effect to all transfers and deposits on such day, (iii) an Early Amortization Event has occurred, (iv) a Nominal Liquidation Amount Deficit for the SynchronySeries Notes or a SynchronySeries Subordinated Transferor Amount Deficit exists or (v) the Excess Spread Percentage for the immediately preceding Monthly Period is less than 5%, the SynchronySeries Default Amount, (d) if the Servicer has elected to receive a Monthly Servicing Fee in lieu of Daily Servicing Fees for such Monthly Period in accordance with Section 2.5 of the Servicing Agreement, the SynchronySeries Monthly Servicing Fee for such Monthly Period and (e) any additional amounts specified in the Terms Document for any Tranche. To the extent any data needed to calculate the Required Finance Charge Deposit Amount is not available on any Date of Processing, the Issuer shall use the corresponding data as most recently determined or other reasonable estimate of such data until the required data is available (which shall be no later than the Transfer Date in the following Monthly Period). Without limiting the foregoing, (x) for purposes of determining the amount to be deposited to the Interest Funding Account for any Tranche of Notes that bears interest by reference to a benchmark index rate of interest on any Date of Processing on which the applicable indexed rate has not been determined, the applicable indexed rate shall be estimated based on the assumption that the indexed rate will equal the indexed rate as most recently used to calculate the accrual of interest for such Tranche, multiplied by 1.25 and (y) for purposes of determining the SynchronySeries Default Amount on any Date of Processing for any Monthly Period (other than the Monthly Period in which the first tranche of SynchronySeries Notes is issued), the SynchronySeries Default Amount shall be estimated based on the assumption that the SynchronySeries Default Amount for the current Monthly Period will equal the SynchronySeries Default Amount for the prior Monthly Period multiplied by 1.25, with such adjustments as may be appropriate taking into consideration any change in the Nominal Liquidation Amount of the SynchronySeries Notes since the prior Monthly Period.

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“Required Principal Deposit Amount” means, with respect to the SynchronySeries Notes for any Monthly Period, the sum of (a) an amount equal to the aggregate amount of the deposits targeted to be deposited into the Principal Funding Account and the Note Retirement Account for all Tranches of SynchronySeries Notes for the related Transfer Date, plus (b) any additional amounts specified in the Terms Document for any Tranche.

“Required Subordinated Amount” means, (a) with respect to the Class A Notes, the Class A Required Subordinated Amount, (b) with respect to the Class B Notes, the Class B Required Subordinated Amount, (c) with respect to the Class C Notes, the Class C Required Subordinated Amount or (d) with respect to the Class D Notes, the Class D Required Subordinated Amount, as applicable.

“Reset Date” means:

(a)          each Addition Date; and

(b)          each Removal Date on which Accounts are designated for removal pursuant to Section 2.7(a) or (b) of the Transfer Agreement.

“Sales Proceeds” means, with respect to any Class or Tranche of SynchronySeries Notes, the proceeds of the sale of Collateral with respect to such Class or Tranche of SynchronySeries Notes pursuant to Section 3.21.

“Scheduled Principal Payment Date” has, with respect to any Class or Tranche of SynchronySeries Notes, the meaning specified in the applicable Terms Document for such Class or Tranche of SynchronySeries Notes.

“Senior Class” means (a) with respect to the Class B Notes, the Class A Notes, (b) with respect to the Class C Notes, each of the Class A Notes and/or the Class B Notes and (c) with respect to the Class D Notes, each of the Class A Notes, the Class B Notes and/or the Class C Notes.

“Series Accounts” has the meaning specified in Section 5.01.

“Series Available Finance Charge Collections Shortfall” means, with respect to the SynchronySeries, for any Monthly Period, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to clauses (a) through (g) of Section 3.02 over (b) the SynchronySeries Available Finance Charge Collections with respect to such Monthly Period (excluding any amounts to be applied in accordance with Section 3.26).

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“Series Available Principal Collections Shortfall” means, with respect to the SynchronySeries, for any Monthly Period, the excess, if any, of (a) the aggregate amount targeted to be paid or applied pursuant to clause (f) of Section 3.09 over (b) the SynchronySeries Available Principal Collections (excluding any amounts to be applied in accordance with Section 3.27) with respect to such Monthly Period remaining after application pursuant to clauses (a) through (e) of Section 3.09.

“Spot Exchange Rate” has the meaning specified in the related Terms Document.

“Series Finance Charge Collections” means, with respect to the SynchronySeries, the SynchronySeries Finance Charge Collections.

“Series Principal Collections” means, with respect to the SynchronySeries, the SynchronySeries Principal Collections.

“Stated Principal Amount” has, with respect to any Class or Tranche of SynchronySeries Notes, the meaning specified in the related Terms Document for such Class or Tranche.

“Subordinated Class” means (a) with respect to the Class A Notes, each of the Class B Notes, the Class C Notes and/or the Class D Notes, (b) with respect to the Class B Notes, each of the Class C Notes and/or the Class D Notes and (c) with respect to the Class C Notes, the Class D Notes.

“SynchronySeries” means the Series of Notes issued pursuant to this Indenture Supplement.

“SynchronySeries Available Finance Charge Collections” has the meaning specified in Section 3.02.

“SynchronySeries Available Principal Collections” has the meaning specified in Section 3.09.

“SynchronySeries Daily Finance Charge Allocation” has the meaning specified in Section 3.01(a).

“SynchronySeries Daily Principal Allocation” has the meaning specified in Section 3.08.

“SynchronySeries Daily Servicing Fee” means, for each day during any Monthly Period in which the Servicer has not elected to receive a Monthly Servicing Fee pursuant to Section 2.5 of the Servicing Agreement: the product of (a) the Daily Servicing Fee for such day and (b) the SynchronySeries Floating Allocation Percentage for such day; provided that for any day that is not a Date of Processing, the SynchronySeries Floating Allocation Percentage for purposes of clause (b) shall be the SynchronySeries Floating Allocation Percentage for the immediately preceding Date of Processing.

“SynchronySeries Default Amount” means, with respect to any Monthly Period, an amount equal to the sum for all Accounts that became Defaulted Accounts during such Monthly Period, of the following amount: the product of (a) the Default Amount with respect to each such Defaulted Account and (b) the SynchronySeries Floating Allocation Percentage on the day such Account became a Defaulted Account.

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“SynchronySeries Dollar Note” means a SynchronySeries Note denominated in Dollars.

“SynchronySeries Finance Charge Collections” has the meaning specified in Section 3.01(a).

“SynchronySeries Floating Allocation Percentage” means, with respect to any date of determination in any Monthly Period, for the SynchronySeries Notes, a fraction:

(a)          the numerator of which is the result of:

(i)          the Nominal Liquidation Amounts of all Classes or Tranches of SynchronySeries Notes as of the last day of the preceding Monthly Period (exclusive of (x) any Class or Tranche of SynchronySeries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of SynchronySeries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), or with respect to the first Monthly Period during which any Class or Tranche of SynchronySeries Notes are Outstanding, the Initial Dollar Principal Amount of such Class or Tranche; plus

(ii)         on and after the date of any increase in the Nominal Liquidation Amount of any Class or Tranche of SynchronySeries Notes due to (x) the issuance of additional Notes of such Class or Tranche of SynchronySeries Notes during such Monthly Period or (y) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Note Retirement Sub-Account for such Class or Tranche of SynchronySeries Notes during such Monthly Period) for such Class or Tranche from the applicable Note Retirement Sub-Account, the amount of any such increase in the Nominal Liquidation Amount of such Class or Tranche; plus

(iii)        the SynchronySeries Subordinated Transferor Amount as of the last day of the preceding Monthly Period, or with respect to first Monthly Period during which SynchronySeries Notes are Outstanding, as of the initial issuance date for the SynchronySeries Notes; plus

(iv)        after the date of any increase in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.17(c) during such Monthly Period, the amount of any such increase in the SynchronySeries Subordinated Transferor Amount; minus

(v)         after the date of any decrease in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.17(b) during such Monthly Period, the amount of any such decrease in the SynchronySeries Subordinated Transferor Amount; and

(b)          the denominator of which is equal to the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Finance Charge Collections, the Daily Servicing Fee, the Monthly Servicing Fee or Default Amounts, as applicable, for all outstanding Series on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the denominator determined pursuant to clause (x) shall be (A) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of the current Monthly Period, to but excluding such Reset Date and (B) the Aggregate Principal Receivables as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

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“SynchronySeries Foreign Currency Note” means a SynchronySeries Note denominated in a Foreign Currency.

“SynchronySeries Monthly Servicing Fee” means, for any Monthly Period, the sum of the SynchronySeries Daily Servicing Fees payable during such Monthly Period; provided that if the Servicer shall have elected to receive a Monthly Servicing Fee in lieu of Daily Servicing Fees for such Monthly Period in accordance with Section 2.5 of the Servicing Agreement, then the SynchronySeries Monthly Servicing Fee shall equal the product of (a) the Monthly Servicing Fee for such Monthly Period, multiplied by (b) the average of the SynchronySeries Floating Allocation Percentages for each day during such Monthly Period.

“SynchronySeries Noteholders” means the Holders of the SynchronySeries Notes.

“SynchronySeries Notes” means the Series of Notes issued pursuant to the Indenture, the principal terms of which are set forth in this Indenture Supplement.

“SynchronySeries Principal Allocation Percentage” means, with respect to any date of determination in any Monthly Period, for the SynchronySeries Notes, a fraction:

(a)          the numerator of which is equal to the result of:

(i)          for all Classes or Tranches of SynchronySeries Notes in an Amortization Period (exclusive of (x) any Class or Tranche of SynchronySeries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of SynchronySeries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), the sum of the Nominal Liquidation Amounts of all such Classes or Tranches of SynchronySeries Notes as of the close of business on the day prior to the commencement of the most recent Amortization Period for such Class or Tranche; plus

(ii)         for all other Classes or Tranches of SynchronySeries Notes that are not in an Amortization Period, the Nominal Liquidation Amounts of all Classes or Tranches of such SynchronySeries Notes as of the last day of the preceding Monthly Period (exclusive of (x) any Class or Tranche of SynchronySeries Notes which will be paid in full during such Monthly Period and (y) any Class or Tranche of SynchronySeries Notes which will have a Nominal Liquidation Amount of zero during such Monthly Period), or with respect to the first Monthly Period during which any Class or Tranche of SynchronySeries Notes are Outstanding, the Initial Dollar Principal Amount of such Class or Tranche; plus

(iii)        on and after the date of any increase in the Nominal Liquidation Amount of any Class or Tranche of SynchronySeries Notes due to (x) the issuance of additional Notes of such Class or Tranche of SynchronySeries Notes during such Monthly Period or (y) the release of Prefunding Excess Amounts (other than amounts that were deposited into the applicable Note Retirement Sub-Account for such Class or Tranche of SynchronySeries Notes during such Monthly Period) for such Class or Tranche from the applicable Note Retirement Sub-Account, the amount of any such increase in the Nominal Liquidation Amount of such Class or Tranche; plus

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(iv)        the SynchronySeries Subordinated Transferor Amount as of the last day of the preceding Monthly Period, or with respect to first Monthly Period during which the SynchronySeries Notes are Outstanding, as of the initial issuance date for the SynchronySeries Notes; plus

(v)         after the date of any increase in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.17(c) during such Monthly Period, the amount of any such increase in the SynchronySeries Subordinated Transferor Amount; minus

(vi)        after the date of any decrease in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.17(b) during such Monthly Period, the amount of any such decrease in the SynchronySeries Subordinated Transferor Amount; and

(b)          the denominator of which is equal to the greater of (x) the Aggregate Principal Receivables determined as of the close of business on the last day of the prior Monthly Period and (y) the sum of the numerators used to calculate the Allocation Percentages for allocations with respect to Principal Collections for all outstanding Series on such date of determination; provided, that if one or more Reset Dates occur in a Monthly Period, the denominator determined pursuant to clause (x) shall be (A) the Aggregate Principal Receivables as of the close of business on the last day of the prior Monthly Period for the period from and including the first day of the current Monthly Period, to but excluding such Reset Date and (B) the Aggregate Principal Receivables as of the close of business on such Reset Date, for the period from and including such Reset Date to the earlier of the last day of such Monthly Period (in which case such period shall include such day) or the next succeeding Reset Date (in which case such period shall not include such succeeding Reset Date).

“SynchronySeries Principal Collections” has the meaning specified in Section 3.08.

“SynchronySeries Servicing Fee Shortfall” means, (a) for any Monthly Period during which the Servicer has received Daily Servicing Fees, the excess (if any) of (i) the sum of the SynchronySeries Daily Servicing Fees for all days during such Monthly Period, over (ii) the sum of the SynchronySeries Daily Finance Charge Allocations for all Dates of Processing during such Monthly Period, and (b) for any Monthly Period during which the Servicer has elected to receive a Monthly Servicing Fee in lieu of Daily Servicing Fees in accordance with Section 2.5 of the Servicing Agreement, the excess (if any) of (i) the SynchronySeries Monthly Servicing Fee for such Monthly Period, over (ii) the SynchronySeries Available Finance Charge Collections available for application pursuant to clause (a) of Section 3.02.

“SynchronySeries Subordinated Transferor Amount” means, with respect to any date of determination, the amount calculated pursuant to Section 3.17.

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“SynchronySeries Subordinated Transferor Amount Deficit” means, with respect to any date of determination, the excess of (a) the sum of (i) the SynchronySeries Subordinated Transferor Amount’s allocable share of all reallocations of SynchronySeries Available Principal Collections pursuant to Section 3.09, determined as set forth in Section 3.10; plus (ii) the aggregate amount of the reductions of the SynchronySeries Subordinated Transferor Amount resulting from allocations of Investor Charge-Offs as set forth in Section 3.06; over (b) reimbursements of prior reductions in the SynchronySeries Subordinated Transferor Amount pursuant to clause (d) of Section 3.02.

[END OF ARTICLE I]

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ARTICLE II

THE SYNCHRONYSERIES NOTES

Section 2.01         Creation and Designation.

(a)          There is hereby created and designated a Series of Notes issued pursuant to the Indenture and this Indenture Supplement known as the “Synchrony Card Issuance Trust, SynchronySeries” or the “SynchronySeries.” The SynchronySeries is a multi-tranche Series that is issued in up to four Classes, the first of which shall be known as the “SynchronySeries Class A Notes,” which notes shall belong to Class A; the second of which shall be known as the “SynchronySeries Class B Notes,” which notes shall belong to Class B; the third of which shall be known as the “SynchronySeries Class C Notes,” which notes shall belong to Class C; and the fourth of which shall be known as the “SynchronySeries Class D Notes,” which notes shall belong to Class D. Each Class of SynchronySeries Notes may consist of one or more Tranches.

(b)          The SynchronySeries shall not be subordinated to any other Series of Notes.

(c)          Notwithstanding the allocation provisions of the Indenture, this Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the SynchronySeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, the SynchronySeries Noteholders shall agree by acceptance of their SynchronySeries Notes that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, the SynchronySeries Noteholders shall agree by acceptance of their SynchronySeries Notes that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Federal Bankruptcy Code.

Section 2.02         New Issuances of SynchronySeries Notes. The Issuer may issue new Tranches of SynchronySeries Notes (including additional SynchronySeries Notes of an Outstanding Tranche), so long as the following conditions precedent are satisfied:

(i)          on or before the date that the new issuance is to occur, the Issuer will have delivered to the Indenture Trustee and each Rating Agency a Terms Document relating to the applicable Tranche of SynchronySeries Notes;

(ii)         if the issuance of SynchronySeries Notes results in an increase in the targeted deposit amount for any Class D Reserve Sub-Account for any Tranche of Class D Notes, on such issuance date the Issuer will have funded such increase with a cash deposit to the Class D Reserve Sub-Account for such Tranche of Class D Notes; and

(iii)        the conditions specified in Section 3.09 of the Indenture, Section 2.03 of this Indenture Supplement and any other conditions specified in the related Terms Document, as applicable, are satisfied.

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Section 2.03         Required Collateral Amount Condition to Issuance of a Tranche of SynchronySeries Notes.

(a)          Required Collateral Amount. On the issuance date of a Tranche of SynchronySeries Notes, immediately after giving effect to such issuance, the Collateral Amount must be at least equal to the Required Collateral Amount.

(b)          Alteration of the Required Collateral Amount and Required Subordinated Amounts. The Issuer shall be permitted to change the Required Collateral Amount, the Required Subordinated Amount for any Tranche of SynchronySeries Notes and the method for computing the Required Collateral Amount or Required Subordinated Amount for any Tranche of SynchronySeries Notes at any time without the consent of Noteholders provided the conditions in Section 3.10 of the Indenture are satisfied.

Section 2.04         Reports.

(a)          Not later than the Determination Date preceding each Payment Date, the Issuer shall deliver or cause the Servicer to deliver to each SynchronySeries Noteholder a statement substantially in the form of Exhibit B as the Monthly Noteholders’ Statement required to be delivered pursuant to Section 8.05 of the Indenture; provided that the Issuer may amend the form of Exhibit B from time to time.

(b)          Not later than the Determination Date preceding each Payment Date, the Issuer shall deliver or cause the Servicer to deliver to the Indenture Trustee a Payment Instruction Notice; provided that the Issuer may amend the form of the Payment Instruction Notice from time to time. All deposits to and withdrawals from the Series Accounts shall be made by the Indenture Trustee in accordance with the wire instructions set forth in the Payment Instruction Notice.

(c)          The Issuer shall deliver, or cause the Servicer to deliver, to the Indenture Trustee such information as may be required to enable the Indenture Trustee to provide the SynchronySeries Noteholders with applicable information to prepare their federal, state and other income tax returns.

[END OF ARTICLE II]

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ARTICLE III

ALLOCATIONS, DEPOSITS AND PAYMENTS

Section 3.01         Allocations of Finance Charge Collections, the Default Amount and Daily Servicing Fee to the SynchronySeries Notes.

(a)          On each Date of Processing, the Issuer shall calculate an amount equal to the product of (i) the SynchronySeries Floating Allocation Percentage and (ii) the Finance Charge Collections processed on such Date of Processing (the “SynchronySeries Daily Finance Charge Allocation”). With respect to each Monthly Period, the Issuer shall allocate to the SynchronySeries Notes an amount of Finance Charge Collections (the “SynchronySeries Finance Charge Collections”) equal to the least of (i) the excess of the sum of the SynchronySeries Daily Finance Charge Allocations for all Dates of Processing during such Monthly Period, minus any amount retained by the Servicer in respect of the SynchronySeries Daily Servicing Fees for such Monthly Period, (ii) the Required Finance Charge Deposit Amount for such Monthly Period and (iii) the aggregate amount of payments and deposits required to be made pursuant to Section 3.02.

(b)          With respect to each Monthly Period, on the related Transfer Date, the Issuer shall allocate to the SynchronySeries Notes an amount equal to the SynchronySeries Default Amount for such Monthly Period.

(c)          With respect to each day, the Issuer shall allocate to the SynchronySeries Notes a portion of the Daily Servicing Fee equal to the SynchronySeries Daily Servicing Fee for such day; provided that if the Servicer shall have elected to receive a Monthly Servicing Fee in lieu of Daily Servicing Fees for such Monthly Period in accordance with Section 2.5 of the Servicing Agreement, then, with respect to each Monthly Period, the Issuer shall allocate to the SynchronySeries Notes a portion of the Monthly Servicing Fee equal to the SynchronySeries Monthly Servicing Fee for such Monthly Period.

Section 3.02         Application of SynchronySeries Available Finance Charge Collections. With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer in the form of the Monthly Noteholders’ Statement, will apply an amount equal to the lesser of (x) the aggregate amount of payments and deposits required to be made pursuant to this Section 3.02 and (y) the sum of (i) the SynchronySeries Finance Charge Collections, (ii) any amounts to be treated as SynchronySeries Available Finance Charge Collections pursuant to Sections 3.05(a) and 3.21(e), (iii) any Shared Excess Available Finance Charge Collections allocated to the SynchronySeries pursuant to Section 3.26 and (iv) any amounts to be treated as SynchronySeries Available Finance Charge Collections pursuant to any Terms Document (such amounts, the “SynchronySeries Available Finance Charge Collections”) as follows:

(a)          first, if the Servicer has elected to receive a Monthly Servicing Fee in lieu of Daily Servicing Fees for such Monthly Period, on the applicable Transfer Date, to pay to the Servicer, the SynchronySeries Monthly Servicing Fee for such Monthly Period, plus any previously due and unpaid SynchronySeries Monthly Servicing Fee, to the extent such amount has not been retained by, or paid to, the Servicer;

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(b)          second, on the applicable Transfer Date, to make the targeted deposits to the Interest Funding Account pursuant to Section 3.03;

(c)          third, on the applicable Transfer Date, to be treated as SynchronySeries Available Principal Collections in an amount equal to the SynchronySeries Default Amount for the related Monthly Period (but only to the extent the SynchronySeries Default Amount was included in the Required Finance Charge Deposit Amount for such Monthly Period);

(d)          fourth, on the applicable Transfer Date, to be treated as SynchronySeries Available Principal Collections in an amount equal to the sum of the Nominal Liquidation Amount Deficit, if any, of the SynchronySeries Notes and the SynchronySeries Subordinated Transferor Amount Deficit, if any;

(e)          fifth, on the applicable Transfer Date, to make a deposit in the Accumulation Reserve Account in an amount up to the excess, if any, of the Accumulation Reserve Account Required Amount over the Accumulation Reserve Account Available Amount;

(f)          sixth, on the applicable Transfer Date, to make the targeted deposit to the Class D Reserve Account, if any, pursuant to Section 3.23; and

(g)          seventh, on the applicable Transfer Date, to make any other payments or deposits required by the Terms Document of any Class or Tranche of SynchronySeries Notes.

Section 3.03         Targeted Deposits to the Interest Funding Account. The deposit targeted pursuant to clause (b) of Section 3.02 with respect to any Monthly Period to be deposited to the Interest Funding Account on the applicable Transfer Date in the following Monthly Period for each Tranche of SynchronySeries Notes shall equal the sum of the following amounts. A single Tranche of SynchronySeries Notes may be entitled to more than one of the following targeted deposits. The targeted deposit with respect to any Monthly Period shall also include any shortfall in the targeted deposit with respect to any prior Monthly Period which has not been previously deposited.

(a)          Interest Payments. Unless otherwise specified in the applicable Terms Document for such Tranche of SynchronySeries Notes, the deposit targeted for any Tranche of Outstanding Interest-bearing Notes with respect to any Monthly Period to be deposited on the applicable Transfer Date will be equal to the amount of interest accrued on the Outstanding Dollar Principal Amount of such Tranche of SynchronySeries Notes during the period from and including the Monthly Interest Accrual Date in such Monthly Period to but excluding the Monthly Interest Accrual Date in the following Monthly Period.

(b)          Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding SynchronySeries Dollar Notes or SynchronySeries Foreign Currency Notes that has a Performing or non-Performing Derivative Agreement for interest provides for a payment to the applicable Derivative Counterparty, the deposit targeted for such Tranche of SynchronySeries Notes with respect to such Monthly Period to be deposited on the applicable Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the applicable Terms Document for such Tranche of SynchronySeries Notes.

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(c)          Specified Deposits. If the Terms Document for a Tranche of SynchronySeries Notes specifies a deposit in addition to or different from the deposits described above to be made to the Interest Funding Sub-Account for such Tranche, the deposit targeted for such Tranche with respect to such Monthly Period and the applicable Transfer Date will be such specified amount.

(d)          Additional Interest. Unless otherwise specified in the applicable Terms Document, the deposit targeted for any Tranche of Outstanding SynchronySeries Notes that has accrued and overdue interest will include the interest accrued on that overdue interest during the period from and including the prior Monthly Interest Accrual Date to but excluding the current Monthly Interest Accrual Date at the rate of interest applicable to the principal of such Tranche during that period.

Section 3.04         Allocations of SynchronySeries Available Finance Charge Collections to the Interest Funding Account and to the Interest Funding Sub-Accounts. The aggregate amount to be deposited to the Interest Funding Account pursuant to clause (b) of Section 3.02 will, at the written direction of the Servicer in the form of the Monthly Noteholders’ Statement, be allocated, and a portion deposited, into the Interest Funding Sub-Account for each Tranche of SynchronySeries Notes on the applicable Transfer Date as follows:

(a)          SynchronySeries Available Finance Charge Collections at Least Equal to or Greater than Targeted Amounts. If the amount of funds available for a Monthly Period for application pursuant to clause (b) of Section 3.02 is at least equal to or greater than the aggregate amount of the deposits and payments targeted by Section 3.03 with respect to such Monthly Period, then the full amount of each such deposit and payment will be made to the applicable Interest Funding Sub-Accounts.

(b)          SynchronySeries Available Finance Charge Collections are Less than Targeted Amounts. If the amount of funds available for a Monthly Period for application pursuant to clause (b) of Section 3.02 is less than the aggregate amount of the deposits targeted by Section 3.03 with respect to such Monthly Period, then the amount available will be allocated to each Tranche of SynchronySeries Notes as follows:

(i)          first, to each Tranche of Class A Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to such Tranche of Class A Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class A Notes, and

(ii)         second, to each Tranche of Class B Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to such Tranche of Class B Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class B Notes,

(iii)        third, to each Tranche of Class C Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to such Tranche of Class C Notes, to (B) the aggregate amount of the deposits targeted by Section 3.03 with respect to all Tranches of Class C Notes, and

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(iv)        fourth, to each Tranche of Class D Notes pro rata based on the ratio of (A) the aggregate amount of the deposits targeted by Section 3.03 with respect to such Tranche of Class D Notes, to (B) the aggregate amount of deposits targeted by Section 3.03 with respect to all Tranches of Class D Notes.

Section 3.05         Amounts to be Treated as SynchronySeries Available Finance Charge Collections; Payments Received from Derivative Counterparties for Interest in a Foreign Currency; Other Deposits to the Interest Funding Sub-Accounts. The following deposits and payments will be made on the following dates:

(a)          Amounts to be Treated as SynchronySeries Available Finance Charge Collections. In addition to SynchronySeries Finance Charge Collections, any Shared Excess Available Finance Charge Collections allocated to the SynchronySeries pursuant to Section 3.26 and any amounts to be treated as SynchronySeries Available Finance Charge Collections pursuant to any Terms Document, the following amounts shall be treated as SynchronySeries Available Finance Charge Collections for application in accordance with this Article III with respect to any Monthly Period:

(i)          Accumulation Reserve Account Withdrawals. The aggregate amount of funds withdrawn from the Accumulation Reserve Account and used to cover the aggregate Principal Funding Sub-Account Earnings Shortfall for each Tranche of SynchronySeries Notes pursuant to Section 3.28(b).

(ii)         Dollar Payments from Derivative Counterparties for Interest. Dollar payments received under Derivative Agreements for interest for any Tranche of SynchronySeries Notes.

(iii)        Sub-Account and Accumulation Reserve Account Earnings. The aggregate amount of Principal Funding Sub-Account Earnings, Note Retirement Sub-Account Earnings, Accumulation Reserve Account Earnings (to the extent withdrawn from the Accumulation Reserve Account and deposited into the Collection Account pursuant to Section 3.28(a)) and Interest Funding Sub-Account Earnings.

(b)          Foreign Currency Payments From Derivative Counterparties for Interest. Payments received under Derivative Agreements for SynchronySeries Notes with interest payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

(c)          Other Deposits to the Interest Funding Sub-Accounts.

(i)          Class D Reserve Account. Withdrawals made from the Class D Reserve Account pursuant to Section 3.24(a) will be deposited into the applicable Interest Funding Sub-Account for the applicable Tranche of Class D Notes on the applicable Transfer Date for such Tranche of Class D Notes.

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(ii)         Sales Proceeds. Sales Proceeds received by the Issuer pursuant to Section 3.21(d)(ii) for any Tranche of SynchronySeries Notes will be deposited into the applicable Interest Funding Sub-Account on the date of receipt by the Issuer.

(iii)        Other Amounts. The Terms Document for any Tranche may include additional amounts which are to be deposited into the applicable Interest Funding Sub-Account on each Transfer Date.

Section 3.06         Allocations of Reductions from Investor Charge-Offs. If there is an Investor Charge-Off for any Monthly Period, such reduction will be allocated (and reallocated) on that date, pursuant to the written instructions of the Servicer in the Monthly Noteholders’ Statement, to each Tranche of SynchronySeries Notes as set forth in this Section 3.06.

(a)          First, a portion of such Investor Charge-Off will be allocated to the SynchronySeries Subordinated Transferor Amount based on the ratio of the average SynchronySeries Subordinated Transferor Amount used in the calculation of the numerator of the SynchronySeries Floating Allocation Percentage for each day during such Monthly Period to the average of the numerators used in the calculation of the SynchronySeries Floating Allocation Percentage for each day during such Monthly Period, and such amount shall reduce the SynchronySeries Subordinated Transferor Amount (but not below zero).

(b)          Second, a portion of such Investor Charge-Off initially will be allocated to the SynchronySeries Notes based on the ratio of the average Nominal Liquidation Amount used in the calculation of the numerator of the SynchronySeries Floating Allocation Percentage for each day during such Monthly Period to the average of the numerators used in the calculation of the SynchronySeries Floating Allocation Percentage for each day during such Monthly Period. Immediately following such allocation, the portion of the Investor Charge-Offs initially allocated to the SynchronySeries Notes will be reallocated to the SynchronySeries Subordinated Transferor Amount and such amount shall reduce the SynchronySeries Subordinated Transferor Amount (but not below zero); provided that the amount of the Investor Charge-Off reallocated to the SynchronySeries Subordinated Transferor Amount will not exceed the SynchronySeries Subordinated Transferor Amount (calculated after giving effect to any reduction thereof pursuant to Section 3.06(a)).

(c)          Any portion of the Investor Charge-Off initially allocated to the SynchronySeries Notes that does not reduce the SynchronySeries Subordinated Transferor Amount will reduce the Nominal Liquidation Amounts of each Tranche of Class D Notes (but not below zero) pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class D Notes to the Nominal Liquidation Amount for all Class D Notes, as determined on such Transfer Date.

(d)          Any portion of the Investor Charge-Off initially allocated to the SynchronySeries Notes that does not reduce the SynchronySeries Subordinated Transferor Amount or the Nominal Liquidation Amounts of the Class D Notes will reduce the Nominal Liquidation Amounts of each Tranche of Class C Notes (but not below zero) pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class C Notes to the Nominal Liquidation Amount for all Class C Notes, as determined on such Transfer Date.

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(e)          Any portion of the Investor Charge-Off initially allocated to the SynchronySeries Notes that does not reduce the SynchronySeries Subordinated Transferor Amount or the Nominal Liquidation Amounts of the Class C Notes or Class D Notes will reduce the Nominal Liquidation Amounts of each Tranche of Class B Notes (but not below zero) pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class B Notes to the Nominal Liquidation Amount for all Class B Notes, as determined on such Transfer Date.

(f)          Any portion of the Investor Charge-Off initially allocated to the SynchronySeries Notes that does not reduce the SynchronySeries Subordinated Transferor Amount or the Nominal Liquidation Amounts of the Class B Notes, Class C Notes or Class D Notes will reduce the Nominal Liquidation Amounts of each Tranche of Class A Notes (but not below zero) pro rata based on the ratio of the Nominal Liquidation Amount for such Tranche of Class A Notes to the Nominal Liquidation Amount for all Class A Notes, as determined on such Transfer Date.

Section 3.07         Allocations of Reimbursements of Nominal Liquidation Amount Deficits. If, with respect to any Monthly Period, there are SynchronySeries Available Finance Charge Collections available pursuant to clause (d) of Section 3.02 to reimburse any Nominal Liquidation Amount Deficits or any SynchronySeries Subordinated Transferor Amount Deficit, such funds will be allocated, pursuant to the written instructions of the Servicer in the Monthly Noteholders’ Statement, to each Tranche of SynchronySeries Notes and/or the SynchronySeries Subordinated Transferor Amount on the Transfer Date in the immediately succeeding Monthly Period as follows:

(a)          first, to each Tranche of Class A Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class A Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of SynchronySeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(b)          second, to each Tranche of Class B Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class B Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of SynchronySeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(c)          third, to each Tranche of Class C Notes pro rata based on the ratio of the Nominal Liquidation Amount Deficits thereof to the aggregate Nominal Liquidation Amount Deficit of all Tranches of Class C Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of SynchronySeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche,

(d)          fourth, to each Tranche of Class D Notes pro rata based on the ratio of the nominal Liquidation Amount Deficit thereof to the aggregate Nominal Liquidation Amount Deficits of all Tranches of Class D Notes, but in no event will the Nominal Liquidation Amount of such a Tranche of SynchronySeries Notes be increased above the Adjusted Outstanding Dollar Principal Amount of such Tranche, and

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(e)          fifth, to the SynchronySeries Subordinated Transferor Amount in an amount not to exceed the SynchronySeries Subordinated Transferor Amount Deficit.

Section 3.08         Allocations of Principal Collections to the SynchronySeries Notes. On each Date of Processing, the Issuer shall calculate an amount equal to the product of (i) the SynchronySeries Principal Allocation Percentage and (ii) the Principal Collections processed on such Date of Processing (the “SynchronySeries Daily Principal Allocation”). With respect to each Monthly Period, on the related Transfer Date, the Issuer shall allocate to the SynchronySeries Notes, an amount of Principal Collections (the “SynchronySeries Principal Collections”) equal to the least of (x) the sum of the SynchronySeries Daily Principal Allocations for all Dates of Processing during such Monthly Period, less, if the Servicer shall have retained SynchronySeries Daily Servicing Fees for such Monthly Period, the SynchronySeries Servicing Fee Shortfall, if any, for such Monthly Period, (y) the lesser of (i) the Required Principal Deposit Amount for such Monthly Period and (ii) if the amount of Collections allocated to the SynchronySeries for any Monthly Period is limited as described in Section 4.04(b) of the Indenture, the amount of Collections allocated to the SynchronySeries for such Monthly Period, less the SynchronySeries Finance Charge Collections and (z) the aggregate amount of payments and deposits required to be made pursuant to Section 3.09.

Section 3.09         Application of SynchronySeries Available Principal Collections. With respect to each Monthly Period, the Indenture Trustee, at the written direction of the Servicer (in the form of the Monthly Noteholders’ Statement and the Payment Instruction Notice), shall withdraw from the Collection Account and apply an amount equal to the lesser of (x) the aggregate amount of payments and deposits to be made pursuant to this Section 3.09, and (y) the sum of (i) SynchronySeries Principal Collections for such Monthly Period, (ii) any Shared Excess Available Principal Collections allocated to the SynchronySeries pursuant to Section 3.27, (iii) any amounts to be treated as SynchronySeries Available Principal Collections pursuant to Section 3.13(a) and (iv) any amounts to be treated as SynchronySeries Available Principal Collections allocated to the SynchronySeries pursuant to any Terms Document (such amounts, the “SynchronySeries Available Principal Collections”) as follows:

(a)          first, if after giving effect to deposits to be made on such Transfer Date pursuant to clause (a) of Section 3.02, the Servicer will not receive the full amount of the SynchronySeries Monthly Servicing Fee to be paid pursuant to clause (a) of Section 3.02 on such Transfer Date, then SynchronySeries Available Principal Collections (in an amount not to exceed the sum of the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amount of the SynchronySeries Notes (in each case, after giving effect to any reduction thereof due to Investor Charge-Offs for the related Monthly Period pursuant to Section 3.06)) will be paid to the Servicer in the amount of any such deficiency in the SynchronySeries Monthly Servicing Fee;

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(b)          second, if after giving effect to deposits to be made on such Transfer Date pursuant to clause (b) of Section 3.02, any Tranche of Class A Notes will not receive the full amount targeted to be deposited pursuant to clause (b) of Section 3.02 (as calculated pursuant to Section 3.03) with respect to any such Transfer Date, then SynchronySeries Available Principal Collections (in an amount not to exceed the sum of the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amounts of the Class D Notes, the Class C Notes and the Class B Notes (in each case, after giving effect to any reduction thereof as a result of Investor Charge-Offs for the related Monthly Period pursuant to Section 3.06 and any reduction thereof pursuant to Section 3.10(a)) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class A Notes pro rata based on, in the case of each such Tranche of Class A Notes, the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class A Notes (collectively, the “Class A Reallocated Amount”);

(c)          third, if after giving effect to deposits to be made on such Transfer Date pursuant to clause (b) of Section 3.02 any Tranche of Class B Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Transfer Date, then SynchronySeries Available Principal Collections (in an amount not to exceed the sum of the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amounts of the Class D Notes and the Class C Notes (in each case, after giving effect to any reduction thereof as a result of Investor Charge-Offs for the related Monthly Period pursuant to Section 3.06 and any reduction thereof pursuant to Sections 3.10(a) and 3.10(b)) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class B Notes pro rata based on, in the case of each such Tranche of Class B Notes, the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class B Notes (collectively, the “Class B Reallocated Amount”);

(d)          fourth, if after giving effect to deposits to be made on such Transfer Date pursuant to clause (b) of Section 3.02 any Tranche of Class C Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Transfer Date, then SynchronySeries Available Principal Collections (in an amount not to exceed the sum of the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amount of the Class D Notes (in each case, after giving effect to any reduction thereof as a result of Investor Charge-Offs for the related Monthly Period pursuant to Section 3.06 and any reduction thereof pursuant to Sections 3.10(a), 3.10(b), and 3.10(c)) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class C Notes pro rata based on, in the case of each such Tranche of Class C Notes, the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class C Notes (collectively, the “Class C Reallocated Amount”);

(e)          fifth, if after giving effect to payments to be made on such Transfer Date pursuant to clause (b) of Section 3.02 any Tranche of Class D Notes will not receive the full amount targeted to be deposited pursuant to Section 3.03 with respect to any such Transfer Date, then SynchronySeries Available Principal Collections (in an amount not to exceed the SynchronySeries Subordinated Transferor Amount (after giving effect to any reduction thereof as a result of Investor Charge-Offs for the related Monthly Period pursuant to Section 3.06 and any reduction thereof pursuant to Sections 3.10(a), 3.10(b), 3.10(c) and 3.10(d)) will be allocated to the Interest Funding Sub-Account of each such Tranche of Class D Notes pro rata based on, in the case of each such Tranche of Class D Notes, the amount of the deficiency in the targeted amount to be deposited into the Interest Funding Sub-Account of such Tranche of Class D Notes (collectively, the “Class D Reallocated Amount”); and

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(f)          sixth, to make the targeted deposits on the Transfer Date in the immediately succeeding Monthly Period to the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for all Tranches of SynchronySeries Notes pursuant to Section 3.11.

Section 3.10         Computation of Reductions to the Nominal Liquidation Amount of Subordinated Classes and SynchronySeries Subordinated Transferor Amount from Reallocations of SynchronySeries Available Principal Collections.

(a)          On each Transfer Date, the Collateral Amount will be reduced as a result of any SynchronySeries Servicing Fee Shortfall as follows:

(i)          first, the SynchronySeries Subordinated Transferor Amount (determined after giving effect to any reduction in the SynchronySeries Subordinated Transferor Amount as a result of the allocation of Investor Charge-Offs pursuant to Section 3.06) shall be reduced (but not below zero) by an amount equal to the SynchronySeries Servicing Fee Shortfall;

(ii)         second, the Nominal Liquidation Amounts of each Tranche of Class D Notes shall be reduced (but not below zero) pro rata by an amount equal to the excess of (x) the SynchronySeries Servicing Fee Shortfall over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.10(a)(i);

(iii)        third, the Nominal Liquidation Amounts of each Tranche of Class C Notes shall be reduced (but not below zero) pro rata in an amount equal to the excess of (x) the SynchronySeries Servicing Fee Shortfall over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amount of the Class D Notes pursuant to Sections 3.10(a)(i) and 3.10(a)(ii);

(iv)        fourth, the Nominal Liquidation Amounts of each Tranche of Class B Notes shall be reduced (but not below zero) pro rata in an amount equal to the excess of (x) the SynchronySeries Servicing Fee Shortfall over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount, the Nominal Liquidation Amount of the Class D Notes and the Nominal Liquidation Amount of the Class C Notes pursuant to Sections 3.10(a)(i), 3.10(a)(ii) and 3.10(a)(iii); and

(v)         fifth, the Nominal Liquidation Amounts of each Tranche of Class A Notes shall be reduced (but not below zero) pro rata in an amount equal to the excess of (x) the SynchronySeries Servicing Fee Shortfall over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount, the Nominal Liquidation Amount of the Class D Notes, the Nominal Liquidation Amount of the Class C Notes and the Nominal Liquidation Amount of the Class B Notes pursuant to Sections 3.10(a)(i), 3.10(a)(ii), 3.10(a)(iii) and 3.10(a)(iv).

(b)          On each Transfer Date, the Collateral Amount will be reduced as a result of any Class A Reallocated Amount as follows:

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(i)          first, the SynchronySeries Subordinated Transferor Amount shall be reduced (but not below zero) by an amount equal to the Class A Reallocated Amount;

(ii)         second, the Nominal Liquidation Amounts of each Tranche of Class D Notes shall be reduced (but not below zero) pro rata by an amount equal to the excess of (x) the Class A Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.10(b)(i);

(iii)        third, the Nominal Liquidation Amounts of each Tranche of Class C Notes shall be reduced pro rata (but not below zero) in an amount equal to the excess of (x) the Class A Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amount of the Class D Notes pursuant to Sections 3.10(b)(i) and 3.10(b)(ii);

(iv)        fourth, the Nominal Liquidation Amounts of each Tranche of Class B Notes shall be reduced (but not below zero) pro rata in an amount equal to the excess of (x) the Class A Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount, the Nominal Liquidation Amount of the Class D Notes and the Nominal Liquidation Amount of the Class C Notes pursuant to Sections 3.10(b)(i), 3.10(b)(ii) and 3.10(b)(iii).

(c)          On each Transfer Date, the Collateral Amount will be reduced as a result any Class B Reallocated Amount as follows:

(i)          first, the SynchronySeries Subordinated Transferor Amount shall be reduced (but not below zero) by an amount equal to the Class B Reallocated Amount;

(ii)         second, the Nominal Liquidation Amounts of each Tranche of Class D Notes shall be reduced (but not below zero) pro rata by an amount equal to the excess of (x) the Class B Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.10(c)(i); and

(iii)        third, the Nominal Liquidation Amounts of each Tranche of Class C Notes shall be reduced (but not below zero) pro rata by an amount equal to the excess of (x) the Class B Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount and the Nominal Liquidation Amount of the Class D Notes pursuant to Sections 3.10(c)(i) and 3.10(c)(ii).

(d)          On each Transfer Date, the Collateral Amount will be reduced as a result of any Class C Reallocated Amount as follows:

(i)          first, the SynchronySeries Subordinated Transferor Amount shall be reduced (but not below zero) by an amount equal to the Class C Reallocated Amount; and

(ii)         second, the Nominal Liquidation Amounts of each Tranche of Class D Notes shall be reduced (but not below zero) pro rata by an amount equal to the excess of (x) the Class C Reallocated Amount, over (y) the amount of reductions in the SynchronySeries Subordinated Transferor Amount pursuant to Section 3.10(d)(i).

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(e)          On each Transfer Date, the SynchronySeries Subordinated Transferor Amount shall be reduced (but not below zero) by an amount equal to the Class D Reallocated Amount.

(f)          Any pro rata reduction in the Nominal Liquidation Amount of a Class of SynchronySeries Notes pursuant to this Section 3.10 shall be made based on the ratio of the Nominal Liquidation Amount of each Tranche of Notes to the Nominal Liquidation Amount for all Tranches of such Class of Notes, as determined on the related Transfer Date.

Section 3.11         Targeted Deposits of SynchronySeries Available Principal Collections to the Note Retirement Sub-Accounts and the Principal Funding Sub-Accounts. The amount of the deposit targeted for any Tranche of SynchronySeries Notes with respect to any Monthly Period to be deposited into the Principal Funding Sub-Account or the Note Retirement Sub-Account, as applicable, for such Tranche on the Transfer Date in the immediately succeeding Monthly Period will be the sum of (i) the amount determined pursuant to clause (a), (b), (c), (d) or (e) of this Section 3.11 with respect to such Tranche for such Monthly Period, as applicable, and (ii) any deposit targeted pursuant to clause (i) with respect to such Tranche for any prior Monthly Period but for which the full targeted deposit was not made, but in no case more than the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of Investor Charge-Offs pursuant to Section 3.06 and any reallocations of SynchronySeries Available Principal Collections pursuant to Section 3.10 or increases of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of reimbursements thereof pursuant to clause (d) of Section 3.02 to be made on the Transfer Date in the immediately succeeding Monthly Period).

(a)          Principal Payment Date. With respect to the Monthly Period immediately preceding any Principal Payment Date, the deposit targeted for such Tranche of SynchronySeries Notes, unless otherwise specified in the applicable Terms Document, will be equal to the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of Investor Charge-Offs and any reallocations of SynchronySeries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of reimbursements thereof pursuant to clause (d) of Section 3.02 to be made on the Transfer Date in the immediately following Monthly Period).

(b)          Budgeted Deposits. (i) Subject to Section 3.11(d), with respect to each Monthly Period, beginning with the Accumulation Commencement Date, the deposit targeted to be made into the Principal Funding Sub-Account for such Tranche will be the Controlled Accumulation Amount for such Tranche.

(ii)         The Servicer will determine the Accumulation Period Length for each Tranche of SynchronySeries Notes not later than first day of the Monthly Period preceding the Accumulation Reserve Account Funding Date for such Tranche of SynchronySeries Notes (determined before giving effect to any postponement of the Accumulation Commencement Date), and on each Transfer Date thereafter. If the Servicer determines that the Accumulation Period Length is more or less than the Initial Accumulation Period Length or, if applicable, the most recently determined Accumulation Period Length for such Tranche, the Servicer shall provide written notice of the change in Accumulation Period Length and any modification of the Accumulation Commencement Date to the Issuer and the Indenture Trustee.

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(c)          Prefunding of the Note Retirement Sub-Accounts of Senior Classes. If the Issuer determines with respect to any Monthly Period with respect to any Class A Notes, Class B Notes or Class C Notes that, after giving effect to all allocations, payments and deposits that will be made on the Transfer Date and the Transfer Date occurring in the immediately succeeding Monthly Period, the Prefunding Target Amount of such Class is greater than zero, the targeted deposit to the Note Retirement Sub-Accounts for such Class will be the Prefunding Target Amount for such Class for such Monthly Period.

(d)          Event of Default, Early Amortization Event, Other Optional or Mandatory Redemption. If any Tranche of SynchronySeries Notes has been accelerated during a Monthly Period after the occurrence of an Event of Default, or if an Early Amortization Event with respect to any Tranche of SynchronySeries Notes occurs during such Monthly Period, or with respect to the Monthly Period immediately preceding any other date fixed for any other optional or mandatory redemption of any Tranche of SynchronySeries Notes, the deposit targeted for such Tranche of SynchronySeries Notes with respect to that Monthly Period and each following Monthly Period will be equal to the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes (computed immediately before giving effect to such deposit but after giving effect to any reductions of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of Investor Charge-Offs and any reallocations of SynchronySeries Available Principal Collections or increases of the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes as a result of reimbursements thereof pursuant to clause (d) of Section 3.02 to be made on the Transfer Date in the immediately succeeding Monthly Period).

(e)          Amounts Owed to Derivative Counterparties. If a Tranche of Outstanding SynchronySeries Dollar Notes or SynchronySeries Foreign Currency Notes has a Performing or non-Performing Derivative Agreement for principal that provides for a payment to the applicable Derivative Counterparty, the deposit targeted for such Tranche of SynchronySeries Notes on each Transfer Date with respect to any payment to the Derivative Counterparty will be specified in the related Terms Document.

Section 3.12         Allocations among Principal Funding Sub-Accounts and Note Retirement Sub-Accounts. Subject to the restrictions of Section 3.16, the aggregate amount of the deposits to be made to the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for each Tranche of SynchronySeries Notes pursuant to Section 3.11 for each Monthly Period will be allocated, and a portion deposited in the Principal Funding Sub-Account or Note Retirement Sub-Account, as applicable, for each Tranche of SynchronySeries Notes, as follows:

(a)          SynchronySeries Available Principal Collections at Least Equal to Targeted Amount. Subject to Section 3.16(a) below, if SynchronySeries Available Principal Collections remaining after giving effect to Sections 3.09(a) through (e) are equal to or greater than the aggregate amount of SynchronySeries Available Principal Collections targeted to be deposited into the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for all Tranches of SynchronySeries Notes pursuant to Section 3.11, then that targeted amount will be deposited in the Principal Funding Sub-Account or Note Retirement Sub-Account, as applicable, established for each Tranche of SynchronySeries Notes.

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(b)          SynchronySeries Available Principal Collections Are Less Than Targeted Amounts. Subject to Section 3.16(a), if SynchronySeries Available Principal Collections with respect to any Monthly Period remaining after giving effect to Sections 3.09(a) through (e) are less than the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts for all Tranches of SynchronySeries Notes pursuant to Section 3.11, then remaining SynchronySeries Available Principal Collections will be deposited in the Principal Funding Sub-Account or Note Retirement Sub-Account, as applicable, established for each Tranche of SynchronySeries Notes in the following priority:

(i)          first, the amount available will be allocated to the Class A Notes pro rata based on the ratio of (A) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account and the Note Retirement Sub-Account for such Tranche of Class A Notes pursuant to Section 3.11, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts and the Note Retirement Sub-Accounts for all Tranches of Class A Notes pursuant to Section 3.11;

(ii)         second, the amount available after the application in clause (i) above will be allocated to the Class B Notes, pro rata based on the ratio of (A) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account and the Note Retirement Sub-Account for such Tranche of Class B Notes pursuant to Section 3.11, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts and the Note Retirement Sub-Accounts for all Tranches of Class B Notes pursuant to Section 3.11;

(iii)        third, the amount available after the applications in clauses (i) and (ii) above will be allocated to the Class C Notes, pro rata based on the ratio of (A) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account and the Note Retirement Sub-Account for such Tranche of Class C Notes pursuant to Section 3.11, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Accounts and the Note Retirement Sub-Accounts for all Tranches of Class C Notes pursuant to Section 3.11; and

(iv)        fourth, the amount available after the applications in clauses (i), (ii) and (iii) above will be allocated to the Class D Notes, pro rata based on the ratio of (A) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for such Tranche of Class D Notes pursuant to Section 3.11, to (B) the aggregate amount targeted to be deposited into the Principal Funding Sub-Account for all Tranches of Class D Notes pursuant to Section 3.11.

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Section 3.13         Amounts to be Treated as SynchronySeries Available Principal Collections; Payments Received from Derivative Counterparties for Principal; Other Deposits to Principal Funding Sub-Accounts. The following deposits and payments will be made on the following dates:

(a)          Amounts to be Treated as SynchronySeries Available Principal Collections. In addition to Available Principal Collections allocated to the SynchronySeries pursuant to Section 3.08 hereof, any Shared Excess Available Principal Collections allocated to the SynchronySeries pursuant to Section 3.27 and any amounts to be treated as SynchronySeries Available Principal Collections pursuant to any Terms Document, the following amounts shall be treated as SynchronySeries Available Principal Collections for application in accordance with this Article III with respect to any Monthly Period:

(i)          SynchronySeries Available Finance Charge Collections. SynchronySeries Available Principal Collections will include SynchronySeries Available Finance Charge Collections to be treated as SynchronySeries Available Principal Collections pursuant to clauses (c) and (d) of Section 3.02.

(ii)         Dollar Payments from Derivative Counterparties for Principal. Dollar payments received under Derivative Agreements for principal for any Tranche of SynchronySeries Notes will be treated as SynchronySeries Available Principal Collections.

(b)          Payments Received from Derivative Counterparties. Payments received under Derivative Agreements for SynchronySeries Notes with principal payable in a Foreign Currency will be applied as specified in the applicable Terms Document.

(c)          Class D Reserve Sub-Account. Withdrawals made from the Class D Reserve Sub-Account for any Tranche of Class D Notes pursuant to Section 3.24(b) will be deposited into the applicable Principal Funding Sub-Account on the applicable Transfer Date.

(d)          Sale Proceeds. Sales Proceeds received pursuant to Section 3.21(d)(i) for any Tranche of SynchronySeries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuer.

(e)          Issuance Proceeds. If any Tranche of SynchronySeries Notes remains Outstanding after its Scheduled Principal Payment Date, Issuance Proceeds received pursuant to the issuance of a new Tranche of SynchronySeries Notes will be deposited into the applicable Principal Funding Sub-Account on the date of receipt by the Issuer and applied to pay the Outstanding Dollar Principal Amount of such Tranche of SynchronySeries Notes on the next succeeding Principal Payment Date for such Tranche of SynchronySeries Notes; provided, that the Servicer may, upon five (5) Business Days’ prior written notice to the Indenture Trustee, specify a special Principal Payment Date and Interest Payment Date which may occur on any Business Day and on which the Outstanding Dollar Principal Amount and all accrued and unpaid interest through such date shall be paid on the Notes.

Section 3.14         Withdrawals from Interest Funding Account. Withdrawals made pursuant to this Section 3.14 with respect to any Tranche of SynchronySeries Notes will be made from the Interest Funding Sub-Account established for such Tranche only after all allocations have been made pursuant to Sections 3.03, 3.04, 3.05 and 3.09. In no event will the aggregate amount of the withdrawals from an Interest Funding Sub-Account for any month be more than the amount on deposit in the applicable Interest Funding Sub-Account. A single Tranche of SynchronySeries Notes may be entitled to more than one of the following withdrawals in any month.

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(a)          Withdrawals for SynchronySeries Dollar Notes. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of SynchronySeries Dollar Notes, an amount equal to the interest due on the applicable Tranche of SynchronySeries Notes on such Interest Payment Date (including any overdue interest payments and additional interest on overdue interest payments with respect to prior Interest Payment Dates) will be withdrawn from that Interest Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(b)          Withdrawals for Foreign Currency Notes with a non-Performing Derivative Agreement for Interest. On each Interest Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of SynchronySeries Foreign Currency Notes that has a non-Performing Derivative Agreement for interest, the amount specified in the applicable Terms Document will be withdrawn from that Interest Funding Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided in the applicable Terms Document.

(c)          Withdrawals for Payments to Derivative Counterparties. On each date on which a payment is required to be made to the Derivative Counterparty under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of SynchronySeries Notes which has a Performing or non-Performing Derivative Agreement for interest, an amount equal to the amount of the payment to be made to the Derivative Counterparty under the applicable Derivative Agreement (including, if applicable, any overdue interest payments and any additional interest on overdue interest payments) will be withdrawn from that Interest Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided in the applicable Terms Document.

(d)          Excess Amounts. After payment in full of any Tranche of SynchronySeries Notes, any amount remaining on deposit in the applicable Interest Funding Sub-Account will be first, to the extent needed, allocated among and deposited to the Interest Funding Sub-Account of the Tranches of SynchronySeries Notes in the manner, order and priority set forth in Section 3.04(b), second, to the extent needed, allocated among and deposited to the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts of the Tranches of SynchronySeries Notes in the manner, order and priority set forth in Section 3.12(b), and third, paid to the Transferor.

If the aggregate amount available for withdrawal from an Interest Funding Sub-Account for any Tranche of SynchronySeries Notes in a Monthly Period is less than all withdrawals required to be made from that Interest Funding Sub-Account for such Tranche in a Monthly Period after giving effect to all deposits, then the amounts on deposit in that Interest Funding Sub-Account will be withdrawn and, if payable to more than one Person, applied pro rata based on the amount of each of the withdrawals required to be made.

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Section 3.15         Withdrawals from Principal Funding Account and Note Retirement Account. Withdrawals made pursuant to this Section 3.15 with respect to any Tranche of SynchronySeries Notes will be made from the Principal Funding Sub-Accounts and Note Retirement Sub-Accounts established for such Tranche only after all allocations have been made pursuant to Sections 3.12, 3.13 and 3.14. In no event will the amount of the withdrawal for any Tranche of SynchronySeries be more than the amount on deposit in the applicable Principal Funding Sub-Account and Note Retirement Sub-Account. A single Tranche of SynchronySeries Notes may be entitled to more than one of the following withdrawals with respect to any Monthly Period.

(a)          Withdrawals for SynchronySeries Dollar Notes with no Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Document) with respect to each Tranche of SynchronySeries Dollar Notes which has no Derivative Agreement for principal, an amount equal to the principal due on the applicable Tranche of SynchronySeries Notes on the applicable Principal Payment Date will be withdrawn from such Principal Funding Sub-Account and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(b)          Withdrawals for Dollar or Foreign Currency Notes with Performing Derivative Agreements for Principal. On each date on which a payment is required under the applicable Derivative Agreement (or as specified in the applicable Terms Document) with respect to any Tranche of SynchronySeries Notes which has a Performing Derivative Agreement for principal, an amount equal to the amount of the payment to be made under the applicable Derivative Agreement will be withdrawn from such Principal Funding Sub-Account and paid to the applicable Derivative Counterparty or as otherwise provided by the applicable Terms Document. The Issuer will direct the applicable Derivative Counterparty to remit its payments under the applicable Derivative Agreement to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(c)          Withdrawals for SynchronySeries Dollar Notes with a non-Performing Derivative Agreement for Principal. On each applicable Principal Payment Date (or as specified in the applicable Terms Documents) with respect to each Tranche of SynchronySeries Dollar Notes with a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Principal Funding Sub-Account, converted based on the applicable Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document.

(d)          Withdrawals for Foreign Currency Notes with non-Performing Derivative Agreements for Principal. On each Principal Payment Date (or as specified in the applicable Terms Document) with respect to a Tranche of SynchronySeries Foreign Currency Notes that has a non-Performing Derivative Agreement for principal, the amount specified in the applicable Terms Document will be withdrawn from such Sub-Account and, if so specified in the applicable Terms Document, converted to the applicable Foreign Currency at the Spot Exchange Rate and remitted to the applicable Paying Agent(s) or as otherwise provided by the applicable Terms Document. Any excess dollar amount will be retained on deposit in the applicable Principal Funding Sub-Account to be applied to make principal payments on following Principal Payment Dates.

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(e)          Withdrawal of Prefunding Excess Amounts. If the Issuer on any date determines with respect to any Class of Class A Notes, Class B Notes or Class C Notes that, after giving effect to all issuances, deposits, allocations, reimbursements, reallocations and payments on such date, the Prefunding Excess Amount of that Class is greater than zero, that amount will be withdrawn by the Servicer from the Note Retirement Sub-Account of that Class of SynchronySeries Notes and first, allocated among and deposited to the Principal Funding Sub-Account of the Tranches of SynchronySeries Notes in the manner, order and priority set forth in Section 3.12(b), second, deposited in the Excess Funding Account in the amount required to cure any Asset Deficiency and, third, paid to the Transferor in respect of the Monthly Period in which such withdrawal occurs.

(f)          Transfer from Note Retirement Account to Principal Funding Account. With respect to any Transfer Date and any Tranche for which funds are on deposit in the applicable Note Retirement Sub-Account for such Tranche on such Transfer Date, if there is a deposit targeted to be made to the Principal Funding Sub-Account for such Tranche on such Transfer Date, funds shall first be withdrawn from the Note Retirement Sub-Account for such Tranche and transferred to the Principal Funding Sub-Account for such Tranche in an amount not to exceed the amount targeted to be deposited to the Principal Funding Sub-Account on such Transfer Date.

(g)          Legal Maturity Date. On the Legal Maturity Date of any Tranche of SynchronySeries Notes, after giving effect to any deposits, allocations, reimbursements, reallocations, sales of Collateral or other payments to be made on that date, amounts on deposit in the Principal Funding Sub-Account of any Tranche of a Subordinated Class of SynchronySeries Notes may be applied to pay principal of such Tranche or to make a payment under a Derivative Agreement with respect to principal of such Tranche.

If the aggregate amount available for withdrawal from a Principal Funding Sub-Account for any Tranche of SynchronySeries Notes is less than all withdrawals required to be made from that Principal Funding Sub-Account for such Tranche with respect to a Monthly Period, after giving effect to all deposits to be made with respect to such Monthly Period, then the amounts on deposit will be withdrawn and, if payable to more than one Person, applied pro rata based on the amounts of the withdrawals required to be made.

Section 3.16         Limit on Deposits to the Principal Funding Sub-Account of Subordinated Classes of SynchronySeries Notes; Limit on Repayments of all Tranches.

(a)          Limit on Deposits to the Principal Funding Sub-Account of Subordinated Classes of SynchronySeries Notes.

(i)          No SynchronySeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class B Notes unless, following such deposit, the sum of the Nominal Liquidation Amounts of the Class B Notes, the Class C Notes and the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class A Required Subordinated Amount.

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(ii)         No SynchronySeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class C Notes unless, following such deposit, (A) the sum of the Nominal Liquidation Amounts of the Class B Notes, the Class C Notes and the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class A Required Subordinated Amount, and (B) the sum of the Nominal Liquidation Amounts of the Class C Notes and the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class B Required Subordinated Amount.

(iii)        No SynchronySeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of any Tranche of Class D Notes unless, following such deposit, (A) the sum of the Nominal Liquidation Amounts of the Class B Notes, the Class C Notes and the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class A Required Subordinated Amount, (B) the sum of the Nominal Liquidation Amounts of the Class C Notes and the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class B Required Subordinated Amount and (C) the sum of the Nominal Liquidation Amount of the Class D Notes, plus the SynchronySeries Subordinated Transferor Amount is not less than the Class C Required Subordinated Amount.

(iv)        Notwithstanding anything in the Indenture or this Indenture Supplement to the contrary, SynchronySeries Available Principal Collections will be deposited in the Principal Funding Sub-Account of a Subordinated Class of SynchronySeries Notes, if and only to the extent that the Prefunding Target Amount for each Senior Class of SynchronySeries Notes is zero or the Prefunding Target Amount has been funded to the extent necessary for such Transfer Date.

(b)          Limit on Repayments of all Tranches. No amounts on deposit in a Principal Funding Sub-Account of any Tranche of Class A Notes, Class B Notes or Class C Notes will be applied to pay principal of such Tranche or to make a payment under a Derivative Agreement with respect to principal of such Tranche in excess of the highest Outstanding Dollar Principal Amount of such Tranche (or, in the case of SynchronySeries Foreign Currency Notes, such other amount that may be specified in the related Terms Document). In the case of any Tranche of Class D Notes, no amounts on deposit in a Principal Funding Sub-Account or, if applicable, a Class D Reserve Sub-Account for any such Tranche will be applied to pay principal of such Tranche or to make a payment under a Derivative Agreement with respect to principal of such Tranche in excess of the highest Outstanding Dollar Principal Amount of such Tranche (or, in the case of SynchronySeries Foreign Currency Notes, such other amount that may be specified in the related Terms Document).

Section 3.17         Calculation of SynchronySeries Subordinated Transferor Amount.

(a)          The SynchronySeries Subordinated Transferor Amount shall be the following amount:

(i)          the aggregate of the portions of the Transferor Amount designated as a Subordinated Transferor Amount for the SynchronySeries pursuant to any Terms Documents in connection with the issuance of any Tranche of SynchronySeries Notes or in connection with an increase in the SynchronySeries Subordinated Transferor Amount as contemplated by Section 3.17(c); minus

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(ii)         the SynchronySeries Subordinated Transferor Amount’s allocable share of all reallocations of SynchronySeries Available Principal Collections pursuant to Section 3.09, determined as set forth in Section 3.10; minus

(iii)        the aggregate amount of the reductions of the SynchronySeries Subordinated Transferor Amount resulting from allocations (and reallocations) of Investor Charge-Offs as set forth in Section 3.06; plus

(iv)        reimbursements of prior reductions in the SynchronySeries Subordinated Transferor Amount pursuant to clause (d) of Section 3.02; minus

(v)         any reductions in the SynchronySeries Subordinated Transferor Amount designated by the Issuer in accordance with Section 3.17(b);

provided, however, that the SynchronySeries Subordinated Transferor Amount may never be less than zero.

(b)          The Issuer may, with notice to the Servicer and the Indenture Trustee, reduce the SynchronySeries Subordinated Transferor Amount to the extent that such reduction will not cause the Collateral Amount to be less than the Required Collateral Amount; provided that any such notice may be in the form of delivery of the Monthly Noteholder’s Statement reflecting such reduction.

(c)          The Issuer may, with the consent of the Transferor, increase the SynchronySeries Subordinated Transferor Amount; provided that the Issuer shall not increase the SynchronySeries Subordinated Transferor Amount if such increase would cause an Asset Deficiency.

Section 3.18         Calculation of Nominal Liquidation Amount. On the date of issuance of a Tranche of SynchronySeries Notes and on each Business Day thereafter, the Nominal Liquidation Amount of such Tranche of Outstanding Notes in the SynchronySeries shall be the following amount:

(a)          as of the date of issuance of such Tranche of SynchronySeries Notes, the Initial Dollar Principal Amount of such Tranche of SynchronySeries Notes; and

(b)          thereafter, the result, without duplication, of:

(i)          the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes determined on the immediately prior date of determination; plus

(ii)         the aggregate amount withdrawn from the Note Retirement Sub-Account pursuant to Section 3.15(e) for such Tranche since the prior date of determination; plus

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(iii)        such Tranche’s allocable share of all reimbursements of its Nominal Liquidation Amount Deficit pursuant to clause (d) of Section 3.02 since the prior date of determination determined as set forth in Section 3.07; plus

(iv)        the aggregate initial dollar principal amount of any additional Notes of such Tranche of SynchronySeries Notes issued since the prior date of determination; minus

(v)         such Tranche’s allocable share of all reallocations of SynchronySeries Available Principal Collections pursuant to Section 3.09 since the prior date of determination, determined as set forth in Section 3.10; minus

(vi)        the amount of the reduction of the Nominal Liquidation Amount of such Tranche resulting from an allocation of Investor Charge-Offs since the prior date of determination, determined as set forth in Section 3.06; minus

(vii)       the amount deposited in the applicable Principal Funding Sub-Account for such Tranche since the prior date of determination; minus

(viii)      the amount deposited in the applicable Note Retirement Sub-Account for such Tranche since the prior date of determination;

provided, however, that (1) the Nominal Liquidation Amount of a Tranche of SynchronySeries Notes may never be less than zero, (2) the Nominal Liquidation Amount of any Tranche of SynchronySeries Notes may never be greater than the Adjusted Outstanding Dollar Principal Amount of such Tranche and (3) the Nominal Liquidation Amount of any Tranche of SynchronySeries Notes that has caused a sale of Collateral pursuant to Section 3.21 or which has reached its Legal Maturity Date will be zero.

The Nominal Liquidation Amount for the SynchronySeries will be the sum of the Nominal Liquidation Amounts of all of the Tranches of SynchronySeries Notes.

Section 3.19         Netting of Deposits and Payments. The Servicer, on behalf of the Issuer, may, in its sole discretion, make all deposits to Interest Funding Sub-Accounts and Principal Funding Sub-Accounts pursuant to Sections 3.03 and 3.12 with respect to any Monthly Period net of, and after giving effect to, (a) all reallocations to be made pursuant to Section 3.09 and (b) all payments to be made to Derivative Counterparties pursuant to Sections 3.14 and 3.15.

Section 3.20         Pro Rata Payments within a Tranche. All payments of principal, interest or other amounts to Holders of the SynchronySeries Notes of a single Tranche will be made pro rata based on the Nominal Liquidation Amounts of their Notes.

Section 3.21         Sale of Collateral for Notes that are Accelerated or Reach Legal Maturity.

(a)          (i) If a Tranche of SynchronySeries Notes has been accelerated pursuant to Section 6.02 of the Indenture following an Event of Default, the Indenture Trustee may, and at the direction of the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of such Tranche of SynchronySeries Notes shall, subject to the additional requirements below, sell Principal Receivables (or interests therein) in an amount up to the Nominal Liquidation Amount of such Tranche (together with the related Finance Charge Receivables); provided, however, that none of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase Collateral in such case or to participate in such vote whether as a Noteholder or otherwise, except as provided in Section 3.21(c).

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(ii)         Such a sale will be permitted only if at least one of the following conditions is met:

(A)         the Holders of more than 90% of the aggregate Outstanding Dollar Principal Amount of the accelerated Tranche of SynchronySeries Notes consent; or

(B)         the net proceeds of such sale (plus amounts on deposit in the applicable Sub-Accounts and payments to be received from any applicable Derivative Agreement) would be sufficient to pay all amounts due on the accelerated Tranche of SynchronySeries Notes; or

(C)         if the Indenture Trustee determines that the funds to be allocated to the accelerated Notes, including (1) SynchronySeries Available Finance Charge Collections and SynchronySeries Available Principal Collections allocable to the accelerated Tranche of SynchronySeries Notes, (2) payments to be received from any applicable Derivative Agreement and (3) amounts on deposit in the applicable Sub-Accounts, may not be sufficient on an ongoing basis to make all payments on the accelerated Tranche of SynchronySeries Notes as such payments would have become due if such obligations had not been declared due and payable, and the Holders of more than 66 2⁄3% of the aggregate Outstanding Dollar Principal Amount of Notes of the accelerated Tranche of SynchronySeries Notes consent to the sale.

(iii)        In the case of an acceleration of a Tranche of SynchronySeries Notes of a Subordinated Class, if the provisions of Section 3.16 would prevent the payment of the accelerated Tranche of subordinated Notes, such sale will be delayed until a level of prefunding of the Principal Funding Sub-Accounts for the Senior Classes of SynchronySeries Notes has been reached such that the amount of such accelerated Tranche is no longer required to provide subordination for the Senior Classes of SynchronySeries Notes.

(b)          If the Nominal Liquidation Amount with respect to any Tranche of SynchronySeries Notes is greater than zero on its Legal Maturity Date (after giving effect to any adjustments, deposits and distributions otherwise to be made on that Legal Maturity Date), the Indenture Trustee shall sell or cause to be sold Principal Receivables (or interests therein) on that Legal Maturity Date in an amount up to the Nominal Liquidation Amount of such Tranche of the SynchronySeries Notes, together with the related Finance Charge Receivables; provided, however, that none of the Transferor, any Affiliate of the Transferor or any agent of the Transferor shall be permitted to purchase Collateral in such case or to participate in such vote whether as a Noteholder or otherwise, except as provided in Section 3.21(c).

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Upon the occurrence of a sale pursuant to this Section 3.21(b), the Nominal Liquidation Amount of such Tranche of SynchronySeries Notes shall be automatically reduced to zero and Available Principal Collections and Available Finance Charge Collections shall no longer be allocated to such Tranche of SynchronySeries Notes. Noteholders of such Tranche of SynchronySeries Notes shall receive the proceeds of such sale in an amount not to exceed the Outstanding Dollar Principal Amount of, plus any accrued, past due and additional interest on, such Tranche of SynchronySeries Notes.

(c)          If the Indenture Trustee exercises its right or obligation to sell any portion of the Collateral in accordance with this Section 3.21, Synchrony Bank (or an Affiliate thereof) shall have the right of first refusal to purchase any portion of the Collateral for which the Indenture Trustee has received a bona fide offer from a third-party that is not the Transferor or an agent or Affiliate of the Transferor at a price equal to the highest bid for such Collateral by such third-party bidder.

(d)          Sales proceeds received with respect to a Tranche of SynchronySeries Notes pursuant to clause (a) or (b) will be allocated in the following priority:

(i)          first, to be deposited in the Principal Funding Sub-Account for such Tranche of SynchronySeries Notes, an amount up to the amount that would be necessary to increase the aggregate amount on deposit in such Sub-Account to the Outstanding Dollar Principal Amount for such Tranche of SynchronySeries Notes (notwithstanding any limitation in Section 3.12 to the contrary); and

(ii)         second, to be deposited in the Interest Funding Sub-Account of such Tranche of SynchronySeries Notes, the balance of such sales proceeds.

(e)          Any amount remaining on deposit in the Interest Funding Sub-Account for a Tranche of SynchronySeries Notes that has caused a sale of Receivables pursuant to this Section 3.21 after final payment thereof pursuant to Section 6.04 of the Indenture, will be treated as SynchronySeries Available Finance Charge Collections.

Section 3.22         Calculation of Prefunding Target Amount.

(a)          With respect to the Class A Notes, the Prefunding Target Amount means the excess of (a) the Class A Required Subordinated Amount over (b) the sum of the Nominal Liquidation Amounts of the Class B Notes, the Class C Notes and the Class D Notes and the SynchronySeries Subordinated Transferor Amount. The Prefunding Target Amount for the Class A Notes shall be allocated among the Tranches of Class A Notes, pro rata, based on the Nominal Liquidation Amount of each Tranche of Class A Notes.

(b)          With respect to all Tranches of Class B Notes, the Prefunding Target Amount means the excess of (a) the Class B Required Subordinated Amount (calculated after giving effect to any deposits to be made to the Note Retirement Sub-Accounts for the Class A Notes) over (b) the sum of the Nominal Liquidation Amounts of the Class C Notes and Class D Notes and the SynchronySeries Subordinated Transferor Amount. The Prefunding Target Amount for the Class B Notes shall be allocated among the Tranches of Class B Notes, pro rata, based on the Nominal Liquidation Amount of each Tranche of Class B Notes.

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(c)          With respect to all Tranches of Class C Notes, the Prefunding Target Amount means the excess of (a) the Class C Required Subordinated Amount (calculated after giving effect to any deposits to be made to the Note Retirement Sub-Accounts for the Class A Notes and Class B Notes) over (b) the sum of the Nominal Liquidation Amount of the Class D Notes and the SynchronySeries Subordinated Transferor Amount. The Prefunding Target Amount for the Class C Notes shall be allocated among the Tranches of Class C Notes, pro rata, based on the Nominal Liquidation Amount of each Tranche of Class C Notes.

Section 3.23         Targeted Deposits to the Class D Reserve Account.

(a)          The aggregate deposit targeted to be made to the Class D Reserve Account with respect to each Monthly Period is an amount equal to the sum of Class D Reserve Sub-Account deposits, if any, targeted to be made for each specified Tranche of Class D Notes on the applicable Transfer Date in the immediately succeeding Monthly Period. The amount of any such deposit, the aggregate amount targeted to be on deposit after giving effect to any such deposit and the circumstances that require that a deposit be made will be set forth in the Terms Document for such Tranche of Class D Notes. Unless another time is specified for making such deposits in the Terms Document for each such Tranche of Class D Notes, these deposits will be made on each applicable Transfer Date for such Tranche of Class D Notes.

(b)          If, as determined on each Determination Date, the amount of funds which will be available on the applicable Transfer Date for a Tranche of Class D Notes pursuant to clause (f) of Section 3.02 is at least equal to the aggregate amount of the deposits targeted by clause (a) above, then the full amount of each such deposit will be made.

(c)          If, as determined on each Determination Date, the amount of funds which will be available on the applicable Transfer Date for a Tranche of Class D Notes pursuant to clause (f) of Section 3.02 is less than the aggregate amount of deposits targeted by clause (a) above, then the amount available will be allocated to each Tranche of Class D Notes to the extent of its targeted deposit to the applicable Class D Reserve Sub-Account pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche used in the SynchronySeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class D Notes used in the SynchronySeries Floating Allocation Percentage for the immediately preceding Monthly Period that have a targeted deposit to its respective Class D Reserve Sub-Account; provided, however, that any excess identified in this clause (c), including in the application of this proviso, will be further allocated to each Tranche of Class D Notes which has a remaining targeted deposit to its Class D Reserve Sub-Account up to the amount of such remaining targeted deposit pro rata based on the ratio of the Nominal Liquidation Amount of such Tranche of Class D Notes used in the SynchronySeries Floating Allocation Percentage for the immediately preceding Monthly Period to the Nominal Liquidation Amount of all Tranches of Class D Notes used in the SynchronySeries Floating Allocation Percentage for the immediately preceding Monthly Period.

Section 3.24         Withdrawals from the Class D Reserve Account. Withdrawals for any Tranche of Class D Notes will be made from the applicable Class D Reserve Sub-Account as specified below.

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(a)          Payments of Interest; Payments with Respect to Derivative Agreements for Interest. If the amount on deposit in the Interest Funding Sub-Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.14, on the Transfer Date for a Tranche of Class D Notes, an amount equal to that deficiency will be withdrawn from the Class D Reserve Sub-Account for such Tranche and deposited into that Interest Funding Sub-Account.

(b)          Payments of Principal; Payments with Respect to Derivative Agreements for Principal. If, on and after the earliest to occur of (i) the date on which any Tranche of Class D Notes is accelerated pursuant to Section 6.02 of the Indenture following an Event of Default and acceleration of maturity with respect to such Tranche, (ii) any date on or after the Transfer Date related to the Scheduled Principal Payment Date for such Tranche of Class D Notes on which the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class D Notes plus the aggregate amount on deposit in the Class D Reserve Sub-Account for such Tranche of Class D Notes equals or exceeds the Outstanding Dollar Principal Amount of such Class D Notes and (iii) the Legal Maturity Date for any Tranche of Class D Notes, the amount on deposit in the Principal Funding Sub-Account for any Tranche of Class D Notes is insufficient to pay in full the amounts for which withdrawals are required under Section 3.15, an amount equal to that deficiency will be withdrawn from that Class D Reserve Sub-Account for such Tranche of Class D Notes and deposited into that Principal Funding Sub-Account on the Transfer Date for such Tranche of Class D Notes relating to the date of the applicable withdrawal required pursuant to Section 3.15.

(c)          Withdrawal of Excess Amounts. If on any Transfer Date for a Tranche of Class D Notes with respect to which no Class D Notes have been accelerated, the aggregate amount on deposit in any Class D Reserve Sub-Account exceeds the amount required to be on deposit in such Class D Reserve Sub-Account, the amount of such excess will be withdrawn from the Class D Reserve Sub-Account and first, allocated among and deposited to the other Class D Reserve Sub-Accounts of the Tranches of Class D Notes in the manner, order and priority set forth in Section 3.23(c), and then, paid to the Issuer. Upon payment in full of any Tranche of Class D Notes, any amount on deposit in the applicable Class D Reserve Sub-Account will be applied in accordance with the preceding sentence.

Section 3.25         Computation of Interest. Unless otherwise provided as contemplated in Section 3.01 of the Indenture, (i) interest on the SynchronySeries Notes computed at a fixed rate will be calculated on the basis of a 360-day year of twelve 30-day months, as set forth more completely in the applicable Terms Document, and (ii) interest on the SynchronySeries Notes computed on the basis of a floating or periodic rate will be calculated on the basis of the actual number of days elapsed from and including the preceding Interest Payment Date to but excluding the current Interest Payment Date and a 360-day year.

Section 3.26         Shared Excess Available Finance Charge Collections. Shared Excess Available Finance Charge Collections allocable to the SynchronySeries with respect to any Monthly Period shall be treated as SynchronySeries Available Finance Charge Collections with respect to such Monthly Period and applied on the Transfer Date in the immediately succeeding Monthly Period.

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Section 3.27         Shared Excess Available Principal Collections. Shared Excess Available Principal Collections allocable to the SynchronySeries with respect to any Monthly Period shall be treated as SynchronySeries Available Principal Collections for such Monthly Period and applied on the applicable Transfer Date in the immediately succeeding Monthly Period.

Section 3.28         Accumulation Reserve Account.

(a)          On each Transfer Date, Accumulation Reserve Account Earnings shall be retained in the Accumulation Reserve Account (to the extent that the Accumulation Reserve Account Available Amount is less than the Accumulation Reserve Account Required Amount). Any remaining Accumulation Reserve Account Earnings shall be deposited on or prior to the related Payment Date into the Collection Account and treated as SynchronySeries Available Finance Charge Collections for the related Monthly Period. For purposes of determining the availability of funds or the balance in the Accumulation Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, Accumulation Reserve Account Earnings on such funds shall be deemed not to be available or on deposit.

(b)          An amount equal to the lesser of (i) the Accumulation Reserve Account Available Amount and (ii) the aggregate of the Principal Funding Sub-Account Earnings Shortfalls, if any, with respect to each Tranche of SynchronySeries Notes shall be withdrawn from the Accumulation Reserve Account, deposited into the Collection Account and treated as SynchronySeries Available Finance Charge Collections.

(c)          If the Accumulation Reserve Account Surplus on any Transfer Date is greater than zero, on or prior to the related Payment Date, the Indenture Trustee, acting in accordance with the written instructions of the Issuer, shall withdraw from the Accumulation Reserve Account an amount equal to such Accumulation Reserve Account Surplus and distribute any such amounts to the Transferor.

Section 3.29         Final Payment. Each Class or Tranche of SynchronySeries Notes, as applicable, will be considered to be paid in full, the Holders of such Class or Tranche of SynchronySeries Notes, as applicable, will have no further right or claim, and the Issuer will have no further obligation or liability with respect to such Class or Tranche of SynchronySeries Notes, as applicable, on the earliest to occur of:

(a)          the date of the payment in full of the Outstanding Dollar Principal Amount of and all accrued, past due and additional interest on that Class or Tranche of SynchronySeries Notes, as applicable;

(b)          the date on which the Outstanding Dollar Principal Amount of such SynchronySeries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date, is reduced to zero, and all accrued, past due and additional interest on such SynchronySeries Notes is paid in full;

(c)          on the Legal Maturity Date of such Class or Tranche of SynchronySeries Notes, after giving effect to all deposits, allocations, reimbursements, reallocations, sales of Collateral and payments to be made on such date; or

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(d)          the date on which a sale of assets has taken place with respect to such Tranche of SynchronySeries Notes as set forth in Section 3.21.

Section 3.30         Distributions After Repudiation and Payment of Damages by FDIC.

(a)          In the event that Originator becomes the subject of an insolvency proceeding and a special payment date is declared as contemplated by Section 14.03(b) of the Indenture, the amount of interest payable with respect to each Tranche of SynchronySeries Notes on the special payment date shall be equal to the sum of any targeted deposit to the Interest Funding Account for such Tranche with respect to the prior Monthly Period that was not previously deposited on the prior Transfer Date, plus the aggregate amount of interest accrued on such Tranche from and including the preceding Payment Date to but excluding the special payment date, including any additional interest accrued on such overdue interest pursuant to Section 3.03(d).

(b)          In the event that Originator becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator for Originator exercises its right of repudiation and elects to pay damages with respect to the SynchronySeries Notes as contemplated by paragraph (d)(4)(ii) of the FDIC Rule, (i) any damages received with respect to the SynchronySeries Notes shall be deposited to the Collection Account and (ii) the Issuer shall promptly, and in no event later than one Business Day after such damages have been paid by the FDIC, compute the amount, if any, required to be withdrawn from available funds allocated to the SynchronySeries in the Collection Account and the other Trust Accounts and transferred to the Interest Funding Account and the Principal Funding Account, so that the amount on deposit in the Interest Funding Account and the Principal Funding Account shall equal the aggregate amount to be distributed as specified in Section 3.30(c).

(c)          On the applicable payment date determined pursuant to Section 14.03(b) of the Indenture, the Issuer shall, based on the computations in Section 3.30(b), first, withdraw from the Collection Account and the other Trust Accounts, the amount so computed in Section 3.30(a) and deposit such amount into the Interest Funding Account, and second, cause an amount equal to the aggregate Outstanding Dollar Principal Amount of the SynchronySeries Notes on such Payment Date to be withdrawn from the Principal Funding Account and paid to the SynchronySeries Noteholders and the amount of interest payable to the SynchronySeries Noteholders as calculated pursuant to Section 3.30(a) to be withdrawn from the Interest Funding Account and paid to the SynchronySeries Noteholders.

(d)          Any funds remaining in the Collection Account and the other Trust Accounts to the extent allocated to the SynchronySeries shall be allocated on the following Payment Date (or the applicable payment date determined pursuant to Section 14.03(b) of the Indenture if it is a Payment Date), in accordance with the order of priority described in Section 3.02 after taking into account amounts distributed in accordance with Section 3.30(c).

[END OF ARTICLE III]

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ARTICLE IV

EARLY AMORTIZATION OF NOTES

Section 4.01         Early Amortization Events. In addition to the events identified as Early Amortization Events in Section 6.03 of the Indenture, if any one of the following events shall occur with respect to a Class or Tranche of SynchronySeries Notes:

(a)          (i) failure on the part of Transferor to make any payment or deposit required to be made by it by the terms of the Receivables Sale Agreement or the Transfer Agreement on or before the date occurring five (5) Business Days after the date such payment or deposit is required to be made therein or herein or (ii) failure of the Transferor duly to observe or perform in any material respect any of its covenants or agreements set forth in the Transfer Agreement (excluding matters addressed by clause (a)(i) or (c) of this Section 4.01) which failure has a material adverse effect on the SynchronySeries Noteholders and which continues unremedied for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of SynchronySeries Notes;

(b)          any representation or warranty made by Transferor in the Transfer Agreement or the Receivables Sale Agreement or any information contained in an account schedule required to be delivered by it pursuant to Section 2.1 of the Transfer Agreement or the Receivables Sale Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of sixty (60) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Noteholder of the SynchronySeries Notes and as a result of which the interests of the SynchronySeries Noteholders are materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this Section 4.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Transferred Receivable, or all of such Transferred Receivables, if applicable, during such period in accordance with the provisions of the Transfer Agreement;

(c)          a failure by Transferor under the Transfer Agreement to convey Transferred Receivables in Additional Accounts (as such term is defined in the Transfer Agreement) to the Trust when it is required to convey such Transferred Receivables pursuant to Section 2.6(a) of the Transfer Agreement;

(d)          any Servicer Default shall occur, which has a material adverse effect on such Class or Tranche of SynchronySeries Notes;

(e)          beginning with the December 2018 Monthly Period, the average Excess Spread Percentage for any three consecutive Monthly Periods is less than the Required Excess Spread Percentage;

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(f)          the Outstanding Dollar Principal Amount of such Tranche shall not be paid in full on the Scheduled Principal Payment Date for such Tranche;

(g)          without limiting the foregoing, the occurrence of an Event of Default with respect to any Class or Tranche of SynchronySeries Notes and acceleration of the maturity of such Class or Tranche of SynchronySeries Notes pursuant to Section 6.01 of the Indenture; or

(h)          with respect to any Tranche of SynchronySeries Notes, any additional events specified as “Early Amortization Events” in the Terms Document with respect to such Tranche of SynchronySeries Notes;

then, (x) in the case of any event described in clause (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, the holders of SynchronySeries Notes evidencing more than 50% of the aggregate unpaid principal amount of SynchronySeries Notes by notice then given in writing to the Issuer (and to the Indenture Trustee) may declare that an “Early Amortization Event” with respect to the affected Class or Tranche of SynchronySeries Notes (a “SynchronySeries Early Amortization Event”) has occurred as of the date of such notice with respect to all Tranches of the SynchronySeries Notes, (y) in the case of any event described in clause (c) or (e), a SynchronySeries Early Amortization Event shall occur with respect to all Tranches of SynchronySeries Notes without any notice or other action on the part of the Indenture Trustee or the SynchronySeries Noteholders immediately upon the occurrence of such event and (z) in the case of any event described in clause (f) or (g), a SynchronySeries Early Amortization Event shall occur with respect to the affected Class or Tranche of SynchronySeries Notes without any notice or other action on the part of the SynchronySeries Noteholders immediately upon the occurrence of such event.

[END OF ARTICLE IV]

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ARTICLE V

SERIES ACCOUNTS AND INVESTMENTS

Section 5.01         Series Accounts.

(a)          The Issuer will cause to be established and maintained Eligible Deposit Accounts denominated as follows: the “Interest Funding Account,” the “Principal Funding Account,” the “Note Retirement Account,” the “Class D Reserve Account” and the “Accumulation Reserve Account” (collectively, the “Series Accounts”) in the name of the Indenture Trustee, bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the SynchronySeries Noteholders (or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders) on or before the date hereof (or, in the case of the Class D Reserve Account, on or before the date of issuance of any Tranche of Class D Notes for which the related Terms Document specifies a targeted deposit to be made to the Class D Reserve Account). The Interest Funding Account, the Principal Funding Account, the Note Retirement Account, the Class D Reserve Account and the Accumulation Reserve Account constitute Series Accounts for the SynchronySeries and shall be under the sole dominion and control of the Indenture Trustee for the benefit of the SynchronySeries Noteholders (or, in the case of the Class D Reserve Account, for the benefit of the Class D Noteholders). If, at any time, the institution holding any of the Interest Funding Account, the Principal Funding Account, the Note Retirement Account, the Class D Reserve Account or the Accumulation Reserve Account ceases to be of the type described in the definition of “Eligible Deposit Account” set forth in the Indenture, the Issuer will within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Interest Funding Account, Principal Funding Account, Note Retirement Account, Class D Reserve Account or Accumulation Reserve Account, as the case may be, that is an Eligible Deposit Account and shall transfer any cash and/or investments to such new Interest Funding Account, Principal Funding Account, Note Retirement Account, Class D Reserve Account or Accumulation Reserve Account, as the case may be. From the date such new Interest Funding Account, Principal Funding Account, Note Retirement Account, the Class D Reserve Account or the Accumulation Reserve Account is established, it will be the “Interest Funding Account,” “Principal Funding Account”, “Note Retirement Account,” “Class D Reserve Account” or “Accumulation Reserve Account” as the case may be. Each Tranche of SynchronySeries Notes will have its own Sub-Account within the Interest Funding Account, the Note Retirement Account, the Principal Funding Account, and, in the case of the Class D Notes, the Class D Reserve Account. The Interest Funding Account, the Principal Funding Account, the Note Retirement Account, the Class D Reserve Account and the Accumulation Reserve Account will receive deposits pursuant to Article III.

(b)          Any amounts on deposit in the Principal Funding Account and the Note Retirement Account will be invested in Permitted Investments that will mature no later than the following applicable Transfer Date.

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(c)          All payments to be made from time to time by the Indenture Trustee to Noteholders out of funds in the Interest Funding Account, the Principal Funding Account, the Note Retirement Account, the Class D Reserve Account or the Accumulation Reserve Account pursuant to this Indenture Supplement will be made by the Indenture Trustee to the Paying Agent not later than 1:00 p.m. New York City time on the applicable Interest Payment Date or Principal Payment Date but only to the extent of available funds in the applicable Series Account or Sub-Account or as otherwise provided in Article III.

(d)          On each applicable Transfer Date for a Tranche of Class D Notes, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date for such Tranche of Class D Notes on funds on deposit in the Class D Reserve Account will be retained in the Class D Reserve Account (to the extent that the sum of the amount on deposit in the Class D Reserve Account with respect to the related Monthly Period is less than the required balance for the Class D Reserve Account for that Monthly Period) and the excess, if any, will be paid to the Issuer.

(e)          Notwithstanding the definition of “Permitted Investments” in the Indenture, Permitted Investments in the Class D Reserve Account shall be required to have a credit rating from Moody’s and S&P of at least “P-2” and “A-2,” respectively, and, from Fitch of at least “F2,” if rated by Fitch.

[END OF ARTICLE V]

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ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01         Governing Law. (a) THIS INDENTURE SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF). THIS INDENTURE SUPPLEMENT IS SUBJECT TO THE TRUST INDENTURE ACT, AND SHALL BE GOVERNED THEREBY AND CONSTRUED IN ACCORDANCE THEREWITH.

(b)          EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS INDENTURE SUPPLEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS INDENTURE SUPPLEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED, FURTHER, THAT NOTHING IN THIS INDENTURE SUPPLEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE INDENTURE TRUSTEE FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE NOTES, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF THE INDENTURE TRUSTEE. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 12.10 OF THE INDENTURE AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

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BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, THE PARTIES HERETO AND THE SYNCHRONYSERIES NOTEHOLDERS BY ACCEPTING THEIR INTEREST IN THE SYNCHRONYSERIES NOTES WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS INDENTURE SUPPLEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. NOTHING IN THIS SECTION 6.01(c) SHALL LIMIT THE RIGHTS OF ANY PERSON PURSUANT TO SECTION 6.6 OF THE TRANSFER AGREEMENT OR SECTION 7.16 OF THE RECEIVABLES SALE AGREEMENT IN CONNECTION WITH A REQUEST RELATING TO THE REPURCHASE OF RECEIVABLES.

Section 6.02         Counterparts. This Indenture Supplement may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument. Executed counterparts may be delivered electronically.

Section 6.03         Ratification of Indenture. As supplemented by this Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

Section 6.04         Limitation of Liability of the Trustee. It is expressly understood and agreed by the parties hereto that (a) this document is executed and delivered by Citibank, N.A., not individually or personally, but solely as Trustee of the Issuer, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Citibank, N.A. but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) Citibank, N.A. has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer or any other party in this Agreement, and (e) under no circumstances shall Citibank, N.A. be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this document or any other related documents.

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Section 6.05         Indenture Trustee. The Indenture Trustee shall be entitled to the same protections and indemnities under this Indenture Supplement that it is entitled to under the Indenture.

Section 6.06         Notice Address for Rating Agencies. Delivery of any notices required to be delivered to the Rating Agencies by the Issuer, the Indenture Trustee or the Trustee shall be sufficient for the purposes of this Indenture Supplement and the other Related Documents if sent to such mailing addresses or such email addresses as may be provided by the Rating Agencies.

Section 6.07         Tax. It is the intent of the parties hereto that, for purposes of federal, state and local income and franchise tax and any other tax measured in whole or in part by income, the SynchronySeries Notes shall be treated as debt.

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IN WITNESS WHEREOF, the parties hereto have caused this Indenture Supplement to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

SYNCHRONY CARD ISSUANCE TRUST

By:	CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:	/s/ Kristen Driscoll
	Name:	Kristen Driscoll
	Title:	Senior Trust Officer

THE BANK OF NEW YORK MELLON,
as Indenture Trustee and not in its individual capacity

By:	/s/ Leslie Morales
	Name:	Leslie Morales
	Title:	Vice President

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Exhibit A-1

FORM OF CLASS A NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, OR JOIN IN ANY INSTITUTION AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF SYNCHRONY BANK FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THE HOLDER OF ITS NOTE, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACQUISITION OF A BENEFICIAL INTEREST HEREIN, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, A PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (WITHIN THE MEANING OF SECTION 3(32) OF ERISA), CHURCH PLAN (WITHIN THE MEANING OF SECTION 3(33) OF ERISA), OR NON-U.S. PLAN (AS DESCRIBED IN SECTION 4(b)(4) OF ERISA) OR (II) ITS ACQUISITION AND HOLDING OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN DOES NOT AND WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION IN VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR NON-U.S., FEDERAL, STATE OR LOCAL LAW).

UPON REQUEST, THE HOLDER OF THIS NOTE SHALL FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8, AS APPLICABLE.

Exhibit A-1-2

REGISTERED	up to $_________

No. __	CUSIP NO. __________

SYNCHRONY CARD ISSUANCE TRUST

[Floating Rate]

SYNCHRONYSERIES CLASS A(20[●][●]-[●]) NOTE

SYNCHRONY CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of __________ payable on the ________________ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of [LIBOR plus] __________% per annum, as more specifically set forth in the Class A(20[●][●]-[●]) Terms Document, dated as of __________, 20____ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-1-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

SYNCHRONY CARD ISSUANCE TRUST,
as Issuer

By:	CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Date: __________, _____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: __________, _____

Exhibit A-1-4

[REVERSE OF NOTE]

This Class A Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “SynchronySeries Class A Notes” (herein called the “Notes”), all issued under an Amended and Restated Master Indenture dated as of May 1, 2018 (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a SynchronySeries Indenture Supplement dated as of September 26, 2018 (the “Indenture Supplement”) and the Terms Document, each between the Issuer and The Bank of New York Mellon, as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

[The Class B Notes, the Class C Notes and the Class D Notes will also be issued under the Indenture.]

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any tranche of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of a class of Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Exhibit A-1-5

Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issue one or more Tranches of SynchronySeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Exhibit A-1-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, or join with any institution against Synchrony Bank, Synchrony Card Funding LLC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the SynchronySeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

Exhibit A-1-7

Any Holder of any Note that is a Requesting Party that has made a Repurchase Request agrees to be bound by the dispute resolutions provisions of the Indenture if such Repurchase Request is not resolved.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the SynchronySeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the SynchronySeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the SynchronySeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Federal Bankruptcy Code.

Exhibit A-1-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-1-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

Exhibit A-1-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-1-11

Exhibit A-2

FORM OF CLASS B NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, OR JOIN IN ANY INSTITUTION AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF SYNCHRONY BANK FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THE HOLDER OF ITS NOTE, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACQUISITION OF A BENEFICIAL INTEREST HEREIN, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, A PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (WITHIN THE MEANING OF SECTION 3(32) OF ERISA), CHURCH PLAN (WITHIN THE MEANING OF SECTION 3(33) OF ERISA), OR NON-U.S. PLAN (AS DESCRIBED IN SECTION 4(b)(4) OF ERISA) OR (II) ITS ACQUISITION AND HOLDING OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN DOES NOT AND WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION IN VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR NON-U.S., FEDERAL, STATE OR LOCAL LAW).

UPON REQUEST, THE HOLDER OF THIS NOTE SHALL FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8, AS APPLICABLE.

Exhibit A-2-2

REGISTERED	up to $_________

No. __	CUSIP NO. __________

SYNCHRONY CARD ISSUANCE TRUST

[Floating Rate]

SYNCHRONYSERIES CLASS B(20[●][●]-[●]) NOTE

SYNCHRONY CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of __________ payable on the __________ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the ___________ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of [LIBOR plus] __________% per annum, as more specifically set forth in the Class B(20[●][●]-[●]) Terms Document, dated as of __________, 20_____ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-2-3

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

SYNCHRONY CARD ISSUANCE TRUST,
as Issuer

By:	CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Date: __________, _____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: __________, _____

Exhibit A-2-4

[REVERSE OF NOTE]

This Class B Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “SynchronySeries Class B Notes” (herein called the “Notes”), all issued under an Amended and Restated Master Indenture dated as of May 1, 2018 (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a SynchronySeries Indenture Supplement dated as of September 26, 2018 (the “Indenture Supplement”) and the Class B Terms Document, each between the Issuer and The Bank of New York Mellon, as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes[, the Class C Notes and the Class D Notes] will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Exhibit A-2-5

Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issue one or more Tranches of SynchronySeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Exhibit A-2-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, or join with any institution against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the SynchronySeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

Exhibit A-2-7

Any Holder of any Note that is a Requesting Party that has made a Repurchase Request agrees to be bound by the dispute resolutions provisions of the Indenture if such Repurchase Request is not resolved.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the SynchronySeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the SynchronySeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the SynchronySeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Federal Bankruptcy Code.

Exhibit A-2-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*
Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-2-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

Exhibit A-2-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-2-11

Exhibit A-3

FORM OF CLASS C NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, OR JOIN IN ANY INSTITUTION AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF SYNCHRONY BANK FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THE HOLDER OF ITS NOTE, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACQUISITION OF A BENEFICIAL INTEREST HEREIN, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, A PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (WITHIN THE MEANING OF SECTION 3(32) OF ERISA), CHURCH PLAN (WITHIN THE MEANING OF SECTION 3(33) OF ERISA), OR NON-U.S. PLAN (AS DESCRIBED IN SECTION 4(b)(4) OF ERISA) OR (II) ITS ACQUISITION AND HOLDING OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN DOES NOT AND WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION IN VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR NON-U.S., FEDERAL, STATE OR LOCAL LAW).

UPON REQUEST, THE HOLDER OF THIS NOTE SHALL FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8, AS APPLICABLE.

Exhibit A-3-2

REGISTERED	up to $_________

No. __	CUSIP NO. __________

SYNCHRONY CARD ISSUANCE TRUST

[Floating Rate]

SYNCHRONYSERIES CLASS C(20[●][●]-[●]) NOTE

SYNCHRONY CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of __________ payable on the __________ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of [LIBOR plus] __________% per annum, as more specifically set forth in the Class C(20[●][●]-[●]) Terms Document, dated as of __________, 20_____ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-3-3

SYNCHRONY CARD ISSUANCE TRUST,
as Issuer

By:	CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Date: __________, _____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: __________, _____

Exhibit A-3-4

[REVERSE OF NOTE]

This Class C Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “SynchronySeries Class C Notes” (herein called the “Notes”), all issued under an Amended and Restated Master Indenture dated as of May 1, 2018 (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a SynchronySeries Indenture Supplement dated as of September 26, 2018 (the “Indenture Supplement”) and the Terms Document, between the Issuer and The Bank of New York Mellon, as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes, the Class B Notes [and the Class D Notes] will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Exhibit A-3-5

Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issue one or more Tranches of SynchronySeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Exhibit A-3-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, or join with any institution against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the SynchronySeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

Exhibit A-3-7

Any Holder of any Note that is a Requesting Party that has made a Repurchase Request agrees to be bound by the dispute resolutions provisions of the Indenture if such Repurchase Request is not resolved.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the SynchronySeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the SynchronySeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the SynchronySeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Federal Bankruptcy Code.

Exhibit A-3-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________________________

___________________________________ *

Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-3-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

Exhibit A-3-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-3-11

Exhibit A-4

FORM OF CLASS D NOTE

[UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR TO SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, OR JOIN IN ANY INSTITUTION AGAINST SYNCHRONY CARD ISSUANCE TRUST, SYNCHRONY CARD FUNDING, LLC, OR SYNCHRONY BANK, IN, ANY BANKRUPTCY PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW IN CONNECTION WITH ANY OBLIGATIONS RELATING TO THE NOTES OR THE INDENTURE.

THE HOLDER OF THIS NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY THE ACQUISITION OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE NOTES AS INDEBTEDNESS OF SYNCHRONY BANK FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON OR MEASURED BY INCOME.

THE HOLDER OF ITS NOTE, BY ITS ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST IN THIS NOTE, BY ITS ACQUISITION OF A BENEFICIAL INTEREST HEREIN, WILL BE DEEMED TO REPRESENT AND WARRANT THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS NOTE OR ANY BENEFICIAL INTEREST HEREIN FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”)) SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF TITLE I OF ERISA, A PLAN (WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”)) SUBJECT TO SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (WITHIN THE MEANING OF SECTION 3(32) OF ERISA), CHURCH PLAN (WITHIN THE MEANING OF SECTION 3(33) OF ERISA), OR NON-U.S. PLAN (AS DESCRIBED IN SECTION 4(b)(4) OF ERISA) OR (II) ITS ACQUISITION AND HOLDING OF THIS NOTE OR A BENEFICIAL INTEREST HEREIN DOES NOT AND WILL NOT CONSTITUTE OR OTHERWISE RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION IN VIOLATION OF SECTION 406 OR 407 OF ERISA OR SECTION 4975 OF THE CODE (OR, IN THE CASE OF A GOVERNMENTAL, CHURCH OR NON-U.S. PLAN, A VIOLATION OF ANY SUBSTANTIALLY SIMILAR NON-U.S., FEDERAL, STATE OR LOCAL LAW).

Exhibit A-4-1

UPON REQUEST, THE HOLDER OF THIS NOTE SHALL FURNISH A TAXPAYER IDENTIFICATION CERTIFICATION ON FORM W-9 OR W-8, AS APPLICABLE.

Exhibit A-4-2

REGISTERED	up to $_________

No. __	CUSIP NO. __________

SYNCHRONY CARD ISSUANCE TRUST

[Floating Rate]

SYNCHRONYSERIES CLASS D(20[●][●]-[●]) NOTE

SYNCHRONY CARD ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, subject to the following provisions, a principal sum of __________ payable on the __________ Payment Date (the “Scheduled Principal Payment Date”), except as otherwise provided below or in the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the __________ Payment Date (the “Legal Maturity Date”). Interest will accrue on this Note at the rate of [LIBOR plus] __________% per annum, as more specifically set forth in the Class D(20[●][●]-[●]) Terms Document, dated as of __________, 20_____ (the “Terms Document”), between the Issuer and the Indenture Trustee, and shall be due and payable on each Interest Payment Date from the Monthly Interest Accrual Date in the related Monthly Period (or, in the case of the first Interest Payment Date, from and including the date of issuance of this Note) to but excluding the first Monthly Interest Accrual Date after the end of that Monthly Period. Interest will be computed on the basis of a 360-day year [and the actual number of days elapsed] [consisting of twelve 30-day months]. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Exhibit A-4-3

SYNCHRONY CARD ISSUANCE TRUST, as Issuer

By: CITIBANK, N.A.,
not in its individual capacity but solely as Trustee

By:
Name:
Title:

Date: __________, _____

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON,
not in its individual capacity but solely as Indenture Trustee

By:
Name:
Title:

Date: __________, _____

Exhibit A-4-4

[REVERSE OF NOTE]

This Class D Note is one of the Notes of a duly authorized issue of Notes of the Issuer, designated as its “SynchronySeries Class D Notes” (herein called the “Notes”), all issued under an Amended and Restated Master Indenture dated as of May 1, 2018 (such indenture, as supplemented or amended, is herein called the “Indenture”) between the Issuer and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee,” which term includes any successor Indenture Trustee under the Indenture), as supplemented by a SynchronySeries Indenture Supplement dated as of September 26, 2018 (the “Indenture Supplement”) and the Terms Document, between the Issuer and The Bank of New York Mellon, as Indenture Trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

Although a summary of certain provisions of the Indenture is set forth below, this Note is qualified in its entirety by the terms and provisions of the Indenture and reference is made to that Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Indenture Trustee.

The Class A Notes, the Class B Notes and the Class C Notes will also be issued under the Indenture.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of this Note will be payable on the Scheduled Principal Payment Date in an amount described on the face hereof, subject to the provisions of the Indenture.

As described above, the entire unpaid principal amount of this Note shall be due and payable on the Legal Maturity Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default relating solely to the non-payment of interest on the Notes shall have occurred and be continuing and the Indenture Trustee or the Holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 6.02 of the Indenture; provided, however, that such acceleration of the entire unpaid principal amount of the Notes may be rescinded by the holders of more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

On any Payment Date on or after the Payment Date on which the aggregate Nominal Liquidation Amount (after giving effect to all payments on such Payment Date) of any class of Notes is reduced to less than 10% of its highest Outstanding Dollar Principal Amount at any time, the Servicer has the right, but not the obligation, to redeem such class of Notes in whole but not in part, pursuant to Section 11.02 of the Indenture. The redemption price of such Notes will equal 100% of the Outstanding Dollar Principal Amount of such Tranche plus accrued, unpaid and additional interest or principal accreted and unpaid on such Tranche to but excluding the date of redemption.

Exhibit A-4-5

Subject to the terms and conditions of the Indenture, the Issuer may, from time to time, issue one or more series of Notes secured by one or more asset pools. Subject to the terms and conditions of the Indenture Supplement, the Issuer may, from time to time, issue one or more Tranches of SynchronySeries Notes.

On each Payment Date, the Paying Agent shall distribute to each Noteholder of record on the related Record Date (except for the final distribution with respect to this Note) such Noteholder’s pro rata share of the amounts held by the Paying Agent that are allocated and available on such Payment Date to pay interest and principal on the Notes. Final payments of this Note will be made only upon presentation and surrender of this Note at the office or offices therein specified.

Payments of interest on this Note due and payable on each Interest Payment Date, together with the installment of principal, if any, due and payable on each Principal Payment Date, to the extent not in full payment of this Note, shall be made by check mailed to the Person whose name appears as the Registered Holder of this Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Notes registered on the Record Date in the name of the nominee of the clearing agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s principal Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located in the City of New York. On any payment of interest or principal being made, details of such payment shall be entered by the Indenture Trustee on behalf of the Issuer in Schedule A hereto.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Indenture Trustee may require, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Exhibit A-4-6

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not at any time institute against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, or join with any institution against Synchrony Bank, Synchrony Card Funding, LLC or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture, the SynchronySeries Indenture Supplement, the Terms Document or any Derivative Agreement.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Holders of Notes representing more than 66 2⁄3% of the Outstanding Dollar Principal Amount of the Notes. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Outstanding Dollar Principal Amount of the Notes, on behalf of the Holders of all the Notes, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more Predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

Exhibit A-4-7

Any Holder of any Note that is a Requesting Party that has made a Repurchase Request agrees to be bound by the dispute resolutions provisions of the Indenture if such Repurchase Request is not resolved.

The term “Issuer” as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE WILL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401(1) OF THE GENERAL OBLIGATIONS LAW, BUT WITHOUT REGARD TO ANY OTHER CONFLICT OF LAW PROVISIONS THEREOF) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer on the Notes or under the Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity). The Holder of this Note by the acceptance hereof agrees that, except as expressly provided in the Indenture, the SynchronySeries Indenture Supplement and the Terms Document, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

Notwithstanding the allocation provisions of the Indenture, the SynchronySeries Indenture Supplement and the indenture supplements for each other Series of Notes, if any, to the extent that the SynchronySeries Noteholders are deemed to have any interest in any assets of the Issuer allocated to other Notes, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that their interest in those assets is subordinate to claims or rights of such other Noteholders to those other assets. Further, each Noteholder or Note Owner, by acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, shall agree that such agreement constitutes a subordination agreement for purposes of Section 510(a) of the Federal Bankruptcy Code.

Exhibit A-4-8

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:______________________________

_________________________________________ *

Signature Guaranteed:

*	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

Exhibit A-4-9

SCHEDULE A

PART I

INTEREST PAYMENTS

Interest Payment Date	Date of Payment	Total Amount of Interest Payable	Amount of Interest Paid	Confirmation of payment by or on behalf of the Trust
First
Second

[continue numbering until the appropriate number of interest payment dates for the Notes is reached]

Exhibit A-4-10

PART II

PRINCIPAL PAYMENTS

Date of Payment	Total Amount Payable	Total Amount Paid	Confirmation of payment by or on behalf of the Trust

[continue numbering until the appropriate number of installment dates for the Notes is reached]

Exhibit A-4-11

Exhibit B

Monthly Noteholder’s Statement

Synchrony Card Issuance Trust

SynchronySeries

Pursuant to the Amended and Restated Master Indenture, dated as of May 1, 2018 (as amended and supplemented, the “Indenture”) between Synchrony Card Issuance Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”), as supplemented by the SynchronySeries Indenture Supplement (the “Indenture Supplement”), dated as of September 26, 2018, between the Issuer and the Indenture Trustee, the Issuer is required to prepare, or cause Synchrony Bank (the “Servicer”), to prepare certain information each month regarding current distributions to the SynchronySeries Noteholders and the performance of the Issuer during the previous month. The information is required to be prepared with respect to the Payment Date as set forth below, and with respect to the performance of the Issuer during the Monthly Period ended as set forth below. Capitalized terms used herein are defined in the Indenture and the Indenture Supplement. The Discount Percentage (as defined in the Transfer Agreement) remains at 0% for all the Receivables purchased by the Issuer until otherwise indicated. The undersigned, an Authorized Officer of the Servicer, does hereby certify as follows:

Record Date:
Monthly Period Beginning:
Monthly Period Ending:
Payment Date:
Loss Cycles in Period:

I.	Trust Receivables Information (Monthly Period)
a.	BOP Number of Accounts
b.	EOP Number of Accounts
c.	BOP Aggregate Principal Receivables
d.	BOP Finance Charge Receivables
e.	BOP Discount Option Receivables
f.	BOP Total Receivables
g.	Increase in Principal Receivables from Additional Accounts
h.	Increase in Finance Charge Receivables from Additional Accounts
i.	Increase in Discount Option Receivables
j.	Decrease in Principal Receivables due to Account Removal
k.	Decrease in Finance Charge Receivables due to Account Removal
l.	EOP Aggregate Principal Receivables
m.	EOP Finance Charge Receivables
n.	EOP Discount Option Receivables
o.	EOP Total Receivables
p.	BOP Excess Funding Account Balance
q.	EOP Excess Funding Account Balance
r.	Required Principal Balance
s.	Minimum Free Equity Amount
t.	Free Equity Amount

II.	Investor Information (Sum of all Series)*

a.	Note Principal Balance
i.	Beginning of Interest Period
ii.	Increase in Note Principal Balance due to New Issuance / Additional Draws
iii.	Decrease in Note Principal Balance due to Principal Paid and Notes Retired
iv.	As of Payment Date

b.	Subordinated Transferor Amount
i.	Beginning of Interest Period
ii.	As of Payment Date
c.	Principal Funding Account Balance
i.	Beginning of Interest Period
ii.	As of Payment Date
d.	Collateral Amount
i.	Beginning of Interest Period
ii.	As of Payment Date

*	Throughout this Section II., Beginning of Interest Period Amounts include any issuances that occurred during the Monthly Period related to this report. As of Payment Date amounts include payments to occur on the Payment Date but exclude any issuances occurring after the last day of the Monthly Period related to this report.

III.	Trust Performance Data (Monthly Period)
a.	Gross Trust Yield (Finance Charge Collections + Recoveries / BOP Principal Receivables)
i.	Current
ii.	Three-Month Average
b.	Payment Rate (Principal Collections / BOP Principal Receivables)
i.	Current
ii.	Three-Month Average
c.	Gross Charge-Off Rate (Default Amount for Defaulted Accounts / BOP Principal Receivables
i.	Current
ii.	Prior Monthly Period
iii.	Two Months Prior Monthly Period
iv.	Three Months Prior Monthly Period
v.	Three-Month Average
d.	Net Charge-Off Rate (Default Amount for Defaulted Accounts - Recoveries/ BOP Principal Receivables)
i.	Current
ii.	Prior Monthly Period
iii.	Two Months Prior Monthly Period
iv.	Three Months Prior Monthly Period
v.	Three-Month Average
e.	Default Amount for Defaulted Accounts
f.	Recovery Amount
g.	Net Charge-Off (Default Amount for Defaulted Accounts - Recoveries)
h.	Number of Accounts Charged Off
i.	Average Account Charge-Off (Net Charge-Off / Number of Accounts Charged Off)

j.	Delinquency Data	Accounts	Pctg. of Tot. Accts.	Total Receivables	Pctg. of Tot. Recv.
	i. 1-29 Days Delinquent		%		%
	ii. 30-59 Days Delinquent		%		%
	iii. 60-89 Days Delinquent		%		%
	iv. 90-119 Days Delinquent		%		%
	v. 120-149 Days Delinquent		%		%
	vi. 150-179 Days Delinquent		%		%
	vii. 180 or Greater Days Delinquent		%		%
	Total		%		%

IV.	Series Performance Data

	[First] Monthly Period	[Second] Monthly Period	[Third] Monthly Period
(a) Portfolio Yield
(b) Base Rate
(a) – (b) = Excess Spread Percentage
Three Month Average Excess Spread Percentage

V.	Collections and Allocations	Trust	Series

a.	Finance Charge Collections (excluding f.)
b.	Servicing Fee Retained
c.	Principal Collections
d.	Default Amount
e.	Net Swap Receipts
f.	Investment Earnings Treated as Finance Charge Collections

VI.	Allocation Percentages

a.	Allocation Percentage Denominators
i.	Aggregate Principal Receivables Balance as of EOP Prior Monthly Period
ii.	Number of Days at Balance
iii.	Aggregate Principal Receivables Balance as of COB Reset Date (if any)
iv.	Number of Days at Balance
b.	SynchronySeries Allocation Percentages
i.	SynchronySeries Floating Allocation Percentage (daily average)
ii.	SynchronySeries Principal Allocation Percentage (daily average)

VII.	Shared Excess Available Finance Charge Collections

a.	Finance Charge Shortfall for SynchronySeries
b.	Finance Charge Shortfall for all Series
c.	Shared Excess Available Finance Charges Collections Allocated to SynchronySeries

VIII.	Information Regarding the Current Distribution to Noteholders

a.	The amount of distribution to Noteholders on the related Payment Date per $1,000 Initial Dollar Principal Amount

Tranche	LIBOR Determination Date	LIBOR Rate	Total Distribution	Interest Rate	Interest Distribution	Principal Distribution
Class A(2018-1)				%
Class B(2018-1)				%
Class C(2018-1)				%
Class D(2018-1)				%

IX.	Outstanding Dollar Principal Amount of SynchronySeries Notes as of the Payment Date

Tranche	Initial Dollar Principal Amount	Outstanding Dollar Principal Amount	Adjusted Outstanding Dollar Principal Amount

Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

Total

X.	Nominal Liquidation Amount of SynchronySeries Notes

Tranche	Nominal Liquidation Amount as of Beginning of Interest Period*	Increases from amounts withdrawn from the Note Retirement Subaccounts in respect of Prefunding Excess Amounts	Reimbursements of prior Nominal Liquidation Amount Deficits from Available Finance Charge Collections	Increase due to additional notes issued during Monthly Period	Reductions due to reallocations of Available Principal Collections and Investor Charge-Offs	Reductions due to amounts deposited to the Principal Funding Subaccounts	Reductions due to amounts deposited in applicable Note Retirement Subaccounts	Nominal Liquidation Amount as of end of Interest Period*

Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

Total

*	Beginning of Interest Period Amounts include any issuances that occurred during the Monthly Period related to this report. As of end of Interest Period amounts include payments to occur on the Payment Date but exclude any issuances occurring after the last day of the Monthly Period related to this report.

XI.	SynchronySeries Required and Subordinated Amounts*

Beginning of Interest Period

Tranche	Required Subordinated Amount	Total Subordinated Amount	Nominal Liquidation Amount of Class B Notes	Nominal Liquidation Amount of Class C Notes	Nominal Liquidation Amount of Class D Notes	Subordinated Transferor Amount
Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

As of Payment Date

Tranche	Required Subordinated Amount	Total Subordinated Amount	Nominal Liquidation Amount of Class B Notes	Nominal Liquidation Amount of Class C Notes	Nominal Liquidation Amount of Class D Notes	Subordinated Transferor Amount
Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

*	Throughout this Section XI, Beginning of Interest Period Amounts include any issuances that occurred during the Monthly Period related to this report. As of Payment Date amounts include payments to occur on the Payment Date but exclude any issuances occurring after the last day of the Monthly Period related to this report.

XII.	Interest Funding Account Subaccounts

Tranche	Beginning Interest Funding Subaccount Balance	Targeted deposit to the Interest Funding Subaccount for the current period	Previous shortfalls of targeted deposits to the Interest Funding Subaccount	Actual deposit to Interest Funding Subaccount	Amount withdrawn from the Interest Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Interest Funding Subaccount Balance

Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

Total

XIII.	Principal Funding Account Subaccounts

Tranche	Beginning Principal Funding Subaccount Balance	Targeted deposit to the Principal Funding Subaccount for the current period	Previous shortfalls of targeted deposits to the Principal Funding Subaccount	Actual deposit to Principal Funding Subaccount on the Transfer Date	Amount withdrawn from the Principal Funding Subaccount for payment to Noteholders	Other Withdrawals	Ending Principal Funding Subaccount Balance

Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

Total

XIV.	Class D Reserve Subaccounts

Tranche	Beginning Class D Reserve Subaccount Balance	Targeted deposit to the Class D Reserve Subaccount for the current period	Actual deposit to Class D Reserve Subaccount	Class D Reserve Subaccount earnings for the current period	Amount withdrawn with respect of payment of interest or principal to Noteholders	Withdrawal of Excess Amounts	Ending Class D Reserve Subaccount Balance

Class D(2018-1)

Total Class D

XV.	Accumulation Reserve Subaccounts

Tranche	Beginning Accumulation Reserve Subaccount Balance	Targeted deposit to the Accumulation Reserve Subaccount for the current period	Actual deposit to Accumulation Reserve Subaccount	Accumulation Reserve Subaccount earnings for the current period	Amount withdrawn with respect of payment of principal to Noteholders	Withdrawal of Excess Amounts	Ending Accumulation Reserve Subaccount Balance

Class A(2018-1)
Total Class A

Class B(2018-1)
Total Class B

Class C(2018-1)
Total Class C

Class D(2018-1)
Total Class D

Total

XVI.	Series Early Amortization Events

a.	Average Excess Spread Percentage for three consecutive Monthly Periods is less than required Excess Spread Percentage

b.	The Outstanding Dollar Principal Amount is outstanding beyond the Scheduled Principal Payment Date

i.      Scheduled Final Payment Date

ii.      Current Payment Date

c.	Has an early amortization event occurred?

XVII.	Risk Retention

a.	U.S. Risk Retention

i. Required Risk Retention Transferor Amount (as of EOP)

ii. Risk Retention Transferor Amount (as of EOP)

b.	EU Risk Retention

At the date of this statement, Synchrony Bank, as “originator” for the purposes of EU Regulation no. 575/2013 (the “CRR”), currently retains a material net economic interest that is not less than 5% of the nominal value of the securitized exposures, in the form of an originator’s interest as provided in option (b) of Article 405(1) of the CRR and the corresponding provisions of the AIFM Regulation and the Solvency II Regulation (collectively with the CRR, the “EU Risk Retention Regulations”), which such interest is not hedged or otherwise mitigated except to the extent permitted by the EU Risk Retention Regulations.

IN WITNESS WHEREOF, the undersigned has duly executed this Monthly Noteholder’s Statement as of the __th day of ____________.

Synchrony Bank, as Servicer

By:
Name:
Title: